UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                                   ----------

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06373
                                    ---------

                             Sit Mutual Funds, Inc.
               (Exact name of registrant as specified in charter)

                             4600 Wells Fargo Center
                             90 South Seventh Street
                              Minneapolis, Mn 55402
                    (Address of principal executive offices)

                         Paul E. Rasmussen, VP Treasurer
                             Sit Mutual Funds, Inc.
                             4600 Wells Fargo Center
                             90 South Seventh Street
                              Minneapolis, Mn 55402
                     (Name and address of agent for service)

                                    Copy to:
                                Mike Radmer, Esq.
                                Dorsey & Whitney
                                   Suite 1500
                              50 South Sixth Street
                           Minneapolis, MN 55402-1498

               Registrant's telephone number, including area code:
                                 (612) 334-5888


Date of fiscal year end: June 30, 2003

Date of reporting period: December 31, 2003

Item 1: Reports to Stockholders

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                                   ----------

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03343
                                    ---------

                         Sit Large Cap Growth Fund, Inc.
               (Exact name of registrant as specified in charter)

                             4600 Wells Fargo Center
                             90 South Seventh Street
                              Minneapolis, Mn 55402
                    (Address of principal executive offices)

                         Paul E. Rasmussen, VP Treasurer
                             Sit Mutual Funds, Inc.
                             4600 Wells Fargo Center
                             90 South Seventh Street
                              Minneapolis, Mn 55402
                     (Name and address of agent for service)

                                    Copy to:
                                Mike Radmer, Esq.
                                Dorsey & Whitney
                                   Suite 1500
                              50 South Sixth Street
                           Minneapolis, MN 55402-1498

               Registrant's telephone number, including area code:
                                 (612) 334-5888


Date of fiscal year end: June 30, 2003

Date of reporting period: December 31, 2003

Item 1: Reports to Stockholders

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                                   ----------

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number: 811-03342
                                    ---------

                          Sit Mid Cap Growth Fund, Inc.
               (Exact name of registrant as specified in charter)

                             4600 Wells Fargo Center
                             90 South Seventh Street
                              Minneapolis, Mn 55402
                    (Address of principal executive offices)

                         Paul E. Rasmussen, VP Treasurer
                             Sit Mutual Funds, Inc.
                             4600 Wells Fargo Center
                             90 South Seventh Street
                              Minneapolis, Mn 55402
                     (Name and address of agent for service)

                                    Copy to:
                                Mike Radmer, Esq.
                                Dorsey & Whitney
                                   Suite 1500
                              50 South Sixth Street
                           Minneapolis, MN 55402-1498

               Registrant's telephone number, including area code:
                                 (612) 334-5888


Date of fiscal year end: June 30, 2003

Date of reporting period: December 31, 2003

Item 1: Reports to Stockholders

                                SIT MUTUAL FUNDS
                                   STOCK FUNDS
                               SEMI-ANNUAL REPORT

                       SIX MONTHS ENDED DECEMBER 31, 2003


                           A FAMILY OF NO-LOAD FUNDS
                           -------------------------

                                  BALANCED FUND
                             LARGE CAP GROWTH FUND
                              MID CAP GROWTH FUND
                           INTERNATIONAL GROWTH FUND
                             SMALL CAP GROWTH FUND
                       SCIENCE AND TECHNOLOGY GROWTH FUND
                         DEVELOPING MARKETS GROWTH FUND




                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                   SIT MUTUAL FUNDS

                                SIT MUTUAL FUNDS
                         STOCK FUNDS SEMI-ANNUAL REPORT
                               TABLE OF CONTENTS

                                                                       PAGE
Chairman's Letter                                                       2

Performance Summary and Stock Funds Market Review                       4

Average Annual Total Returns                                            6

--------------------------------------------------------------------------------
FUND REVIEWS AND PORTFOLIOS OF INVESTMENTS
--------------------------------------------------------------------------------
        Balanced Fund                                                   8

        Large Cap Growth Fund                                          14

        Mid Cap Growth Fund                                            18

        International Growth Fund                                      22

        Small Cap Growth Fund                                          28

        Science and Technology Growth Fund                             32

        Developing Markets Growth Fund                                 36

Notes to Portfolios of Investments                                     40

Statements of Assets and Liabilities                                   42

Statements of Operations                                               44

Statements of Changes in Net Assets                                    46

Notes to Financial Statements                                          49

Financial Highlights                                                   54

Results of Shareholder Meeting                                         62

        SIT MUTUAL FUNDS
[PHOTO] SIX MONTHS ENDED DECEMBER 31, 2003
        ------------------------------------------------------------------------
        CHAIRMAN'S LETTER

Dear Fellow Shareholders:

Following a volatile period in early 2003, domestic equities surged over the final nine months to post solid gains for the year. With increasing signs that the economy is on a sustainable upswing, we remain positive on the investment outlook for the year ahead.

ECONOMIC OVERVIEW

The U.S. economy, as measured by the Gross Domestic Product (GDP), grew by +3.1% in 2003. Growth was particularly strong during the second half, largely due to the powerful impact of monetary and fiscal stimuli put in place over the last couple of years, along with the waning of geopolitical concerns. Importantly, there have been increasing signs that a broad recovery is taking place throughout the world and, importantly, is leading to a resurgence in capital spending by corporations.

We believe the economic momentum established in late-2003 will carry into 2004, driven by steady personal income gains (which will benefit in the first half of 2004 from the further impact of tax reductions), inventory rebuilding, accelerating capital spending, ongoing strength in housing, and steady growth in government expenditures. Even trends in net exports, which have been a consistent drag on the economy for many years, are slowly improving, largely due to weakness in the U.S. dollar. While there has been lingering concern over the pace of the recovery in U.S. employment, as evidenced by the weak nonfarm payroll figures for December, we believe that the jobs picture will improve markedly in 2004. Job trends in the so-called household survey are already in a strong uptrend, and initial unemployment claims have been trending down since mid-2003. In addition, government employment surveys have historically understated job gains at the start of recoveries, simply due to the fact that these surveys often miss the pick up in new business formation at the beginning of a recovery. In short, we believe that an imminent improvement in job creation will further support consumer spending, and is a primary factor in our optimistic outlook for +4.5% to +5.0% GDP growth in 2004.

Although this strong rate of growth will eventually raise inflation fears, recent trends in the Consumer Price Index (CPI) have been surprisingly quiescent. While the CPI rose to +2.3% in 2003, up from +1.6% in 2002, recent monthly year-over-year have shown deceleration, which is somewhat surprising given the significant economic rebound underway. Because of this lack of current inflationary pressure and the lingering concerns about the labor market, the Federal Reserve is unlikely to raise short-term interest rates in the near-term. Market interest rates, however, will likely trend gradually upward as anticipation of Federal Reserve action grows.

In terms of fiscal policy, the federal budget deficit is likely to grow further in the coming year, with some estimates exceeding $500 billion. Although no major tax initiatives appear to be on the way in 2004, the President's State of the Union address included comments urging Congress to make permanent the tax cuts put in place over the past three years. We believe the upcoming presidential election will bring greater attention to the severe deterioration in the country's fiscal situation. With the recent passage of a bill that greatly expands Medicare expenditures, perhaps costing $410 billion over ten years, it remains quite clear that the U.S. economy must grow at a robust pace over the next several years to turn the deficit around.

EQUITY STRATEGY SUMMARY

After three straight years of negative stock returns, investors were rewarded handsomely with broad-based and substantial gains in 2003. Improving economic fundamentals, accelerating corporate profits, and steadily improving investor psychology supported the strong market performance.

-----------------------------------------------------------------------[GRAPHIC]

Although returns for the year ahead will probably be somewhat less robust than in 2003, we remain optimistic on the prospects for the equity market for three key reasons. First, investor sentiment remains very positive and, despite the negative headlines focusing on improprieties in the investment industry, billions of dollars have flowed into equity mutual funds in recent months. Second, we believe that corporate earnings growth will remain strong over the next several quarters, particularly in the most economically sensitive sectors of the economy. Third, while the market's advance has left stocks less undervalued than a year ago, we believe the relatively high equity market valuations (i.e., P/E ratios) can be sustained, based on our view that interest rates are unlikely to rise dramatically in the year ahead.

In terms of sector positioning within portfolios, our forecast for strong economic growth argues for continued emphasis on companies most leveraged to the strengthening economy and, specifically, to rapidly-improving business capital spending trends. In this regard, over the past several months, we have been gradually increasing our sector allocations to such areas as electronic technology, technology services and capital goods. Looking ahead, we believe that the prospect of higher Federal Reserve interest rates, perhaps coinciding with signs of peaking in the current profits cycle, may result in a shift in strategy sometime in 2004. In this type of environment, which has historically been very positive for relative performance of the growth style (vs. value), our emphasis may involve shifting from economically-sensitive companies to more stable, consistent growth companies in such areas as health care, consumer nondurables, growth retailers and technology services. The timing of this shift cannot be precisely pinpointed, but we are continuously monitoring the events that may lead to these incremental strategy adjustments over time.

While the environment remains attractive for many of the same groups that led the market higher in 2003, we do not foresee continued market leadership from some of the more speculative segments of the market. Over the past twelve months, the stocks of companies with solid earnings, balance sheets, and dividends have often trailed the performance of companies with weaker long-term fundamentals. With market valuations now higher and interest rates likely to trend upward as the economic expansion continues, we believe investors will place a greater emphasis on higher quality stocks with long-term earnings and dividend growth potential.

The investment environment remains favorable in many regions outside the U.S., as well. Economic activity has visibly improved throughout the world, particularly in Asia, as surging growth in China continues to be the growth engine for the entire region. We have continued to maintain an overweighted allocation to Asia and have added to our weighting in Japan due to signs of improving economic growth and progress on key reforms. Although most European economies appear to be slowly rebounding, we continue to maintain an underweighted allocation to the region, as the slow implementation of reforms, along with a weak U.S. dollar versus the euro, may serve to undermine growth prospects in the near-to-intermediate term.

With best wishes,

/s/ Eugene C. Sit, CFA

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
SIX MONTHS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND STOCK FUNDS MARKET REVIEW

     Domestic equity returns were strong across-the-board over the past six months, with virtually every major index we monitor posting double-digit gains.

      Small and mid-capitalization stocks continued their strong performance relative to larger issues. For the second half of 2004, the S&P 400 MidCap Index and the Russell 2000 Index rose +20.64% and +24.92%, respectively, while the S&P 500 Index gained +15.14%. In fact, 2003 marked the fourth consecutive year that the Russell 2000 Index outperformed the S&P 500 Index. Although growth stocks outperformed value issues in the first half of 2003, growth lagged value over the last six months across all capitalization styles. For example, the Russell 1000 Growth Index rose +14.75% over the period, while the Russell 1000 Value gained +16.55%, and the Russell 2000 Value Index (+25.35% for the period) edged the Russell 2000 Growth (+24.48%) by +0.90%.

     In terms of sector performance, all groups within the S&P 500 Index posted gains in the second half of the year, although the strongest performing sectors tended to be those most linked to the recovering economy. Within the S&P 500 Index, the strongest sectors included electronic technology, consumer durables, producer manufacturing, and non-energy minerals. We estimate that each of these sectors rose 20% or more during the period. The relatively weaker groups included less cyclical areas such as health technology (+2%), utilities (+7%), and communications (+3%). In general, this same trend (i.e., cyclicals outperforming non-cyclicals) also took place in the smaller cap Russell 2000 Index. The strong performance of the technology sector was the primary factor driving the tech-laden NASDAQ OTC Composite Index, which gained +23.45% over the six-month period.

     Despite achieving strong absolute returns in 2003, the broad U.S. stock market fared poorly in international comparisons, in part due to the relative weakness of the U.S. dollar. The MSCI World Index gained +19.79% over the six-month period, with the U.S. component up only +14.85%. The MSCI Europe Index increased +25.07% over the period. The MSCI Pacific Index rose 30.44%, led by the heavily-weighted Japan component, which increased +32.05%.

                                                      1991        1992     1993

SIT BALANCED                                             --         --       --
--------------------------------------------------------------------------------
SIT LARGE CAP GROWTH                                  32.72%      4.94%    3.15%
--------------------------------------------------------------------------------
SIT MID CAP GROWTH(1)                                 65.50      -2.14     8.55
--------------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH(2)                            4.10(4)    2.69    48.37
--------------------------------------------------------------------------------
SIT SMALL CAP GROWTH(1)                                  --         --       --
--------------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH(3)                     --         --       --
--------------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH(2)                         --         --       --
--------------------------------------------------------------------------------
S&P 500 INDEX                                         30.46       7.64    10.07
S&P MIDCAP 400 INDEX                                  50.11      11.92    13.95
MSCI EAFE INDEX                                        0.26(5)   -12.17   32.56
RUSSELL 2000 INDEX                                       --         --       --
MSCI EMERGING MARKETS FREE INDEX                         --         --       --



                                                       NASDAQ
                                                       SYMBOL          INCEPTION
                                                       ------          ---------
SIT BALANCED                                            SIBAX           12/31/93
--------------------------------------------------------------------------------
SIT LARGE CAP GROWTH                                    SNIGX           09/02/82
--------------------------------------------------------------------------------
SIT MID CAP GROWTH                                      NBNGX           09/02/82
--------------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH                                SNGRX           11/01/91
--------------------------------------------------------------------------------
SIT SMALL CAP GROWTH                                    SSMGX           07/01/94
--------------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH SISTX              12/31/97
--------------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH                           SDMGX           07/01/94
--------------------------------------------------------------------------------
S&P 500 INDEX(5)
S&P MIDCAP 400 INDEX(5)
MSCI EAFE INDEX (6)
RUSSELL 2000 INDEX (7)
MSCI EMERGING MARKETS FREE INDEX (8)

(1) STOCKS OF SMALL- AND MID-SIZED COMPANIES MAY BE SUBJECT TO MORE ABRUPT OR ERRATIC MARKET MOVEMENTS THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.

(2) INTERNATIONAL INVESTING HAS SPECIAL RISKS, SUCH AS CURRENCY EXCHANGE FLUCTUATIONS, HIGH VOLITILITY, ILLIQUIDITY AND THE POSSIBILITY OF POLITICAL INSTABILITY.

(3) SINCE THE FUND FOCUSES ITS INVESTMENT ON COMPANIES INVOLVED IN THE TECHNOLOGY SECTOR, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS WITH GREATER DIVERSIFICATION.

(4)  PERIOD FROM FUND INCEPTION THROUGH CALENDAR YEAR-END.

-----------------------------------------------------------------------[GRAPHIC]

                                    TOTAL RETURN - CALENDAR YEAR
---------------------------------------------------------------------------------------------     YTD
   1994         1995       1996       1997       1998       1999       2000      2001     2002    2003
------------------------------------------------------------------------------------------------------
  -0.33%       25.43%     15.80%     21.73%     21.30%     20.15%     -4.80%   -12.99%  -18.59%  19.20%
------------------------------------------------------------------------------------------------------
   2.83        31.66      23.05      31.70      30.56      33.41     -13.84    -27.70   -30.58   26.34
------------------------------------------------------------------------------------------------------
  -0.47        33.64      21.87      17.70       6.84      70.65      -4.35    -33.39   -34.64   38.51
------------------------------------------------------------------------------------------------------
  -2.99         9.36      10.31       4.81      18.95      50.77     -26.66    -33.26   -29.84   28.70
------------------------------------------------------------------------------------------------------
  11.57(4)     52.16      14.97       7.63       1.97     108.63       6.25    -28.19   -26.22   34.57
------------------------------------------------------------------------------------------------------
     --           --         --         --      38.40      85.98      -6.55    -47.78   -44.45   40.09
------------------------------------------------------------------------------------------------------
-2.02(4)       -4.29      17.27      -5.20     -24.93      82.50     -30.18    -12.01   -18.37   45.96
------------------------------------------------------------------------------------------------------
   1.32        37.58      22.96      33.36      28.58      21.04      -9.11    -11.88   -22.10   28.68
  -3.60        30.94      19.19      32.29      19.11      14.72      17.50     -0.61   -14.52   35.62
   7.78        11.21       6.05       1.78      20.00      26.96     -14.17    -21.44   -15.94   38.59
   4.61        28.45      16.49      22.36      -2.54      21.26      -3.02      2.49   -20.48   47.25
   2.80        -6.94       3.92     -13.40     -27.52      63.70     -31.80     -4.91   -7.97    51.59

                                                    AVERAGE ANNUAL TOTAL RETURNS FOR THE
------------------------------                        PERIODS ENDED DECEMBER 31, 2003
        TOTAL RETURN                    --------------------------------------------------------------
    QUARTER      SIX MONTHS                                                                     SINCE
ENDED 12/31/03  ENDED 12/31/03          1 YEAR       3 YEARS       5 YEARS      10 YEARS     INCEPTION
------------------------------          --------------------------------------------------------------
     6.91%           8.73%               19.20%       -5.49%        -0.70%        7.51%         7.51%
------------------------------------------------------------------------------------------------------
     9.50           12.30                26.34        -14.09        -6.13         7.64         11.12
------------------------------------------------------------------------------------------------------
    10.77           17.37                38.51        -15.52        -0.32         7.21         13.61
------------------------------------------------------------------------------------------------------
    14.24           20.20                28.70        -15.54        -7.80        -0.28          3.62
------------------------------------------------------------------------------------------------------
    10.02           15.67                34.57        -10.66         9.59           --         13.69
------------------------------------------------------------------------------------------------------
    11.02           17.64                40.09        -25.93        -6.72           --         -0.38
------------------------------------------------------------------------------------------------------
    15.31           27.81                45.96          1.59         5.96           --          0.47
------------------------------------------------------------------------------------------------------
    12.18           15.14                28.68         -4.05        -0.57        11.06         14.09
    13.19           20.64                35.62          4.84         9.21        13.92         16.64
    17.08           26.59                38.59         -2.91        -0.05         4.47          4.98
    14.52           24.92                47.25          6.27         7.13           --         10.72
    17.25           33.09                51.59          9.88         8.17           --         -0.83

(5)  FIGURES ASSUME AN INCEPTION DATE OF 09/02/82.

(6)  FIGURES ASSUME AN INCEPTION DATE OF 10/31/91.

(7)  FIGURES ASSUME AN INCEPTION DATE OF 07/01/94.

(8)  FIGURES ASSUME AN INCEPTION DATE OF 06/30/94.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003


The tables on this page and the next page show the Funds' average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2003. The index information is intended to permit you to compare each Fund's performance to a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period are assumed, and the state and local tax impact is not reflected.

A Fund's "Return After Taxes on Distributions" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

A Fund's "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Funds' past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account). Indices reflect no deduction for fees, expenses, or taxes.

SIT BALANCED FUND                                                  1 YEAR       5 YEARS       10 YEARS
Return Before Taxes                                                 19.2%        -0.7%           7.5%
Return After Taxes on Distributions                                 18.6%        -1.8%           6.1%
Return After Taxes on Distributions and Sale of Fund Shares         16.0%        -1.1%           5.8%
Lehman Aggregate Bond Index                                          4.1%         6.6%           7.0%
S&P 500 Index                                                       28.7%        -0.6%          11.1%

SIT LARGE CAP GROWTH FUND                                          1 YEAR       5 YEARS       10 YEARS
Return Before Taxes                                                 26.3%        -6.1%           7.6%
Return After Taxes on Distributions                                 26.3%        -6.7%           6.3%
Return After Taxes on Distributions and Sale of Fund Shares         22.4%        -5.0%           6.3%
S&P 500 Index                                                       28.7%        -0.6%          11.1%

SIT MID CAP GROWTH FUND                                            1 YEAR       5 YEARS       10 YEARS
Return Before Taxes                                                 38.5%        -0.3%           7.2%
Return After Taxes on Distributions                                 38.5%        -1.4%           4.9%
Return After Taxes on Distributions and Sale of Fund Shares         32.7%        -0.1%           5.6%
S&P MidCap 500 Index                                                35.6%         9.2%          13.9%

-----------------------------------------------------------------------[GRAPHIC]

SIT INTERNATIONAL GROWTH FUND                                     1 YEAR       5 YEARS      10 YEARS
Return Before Taxes                                                 28.7%        -7.8%         -0.3%
Return After Taxes on Distributions                                 28.6%        -8.2%         -1.0%
Return After Taxes on Distributions and Sale of Fund Shares         24.4%        -6.4%         -0.4%
MSCI EAFE Index                                                     38.6%        -0.1%          4.5%

SIT SMALL CAP GROWTH FUND                                         1 YEAR       5 YEARS    SINCE INCEPTION*
Return Before Taxes                                                 34.6%          9.6%         13.7%
Return After Taxes on Distributions                                 34.6%          9.5%         12.9%
Return After Taxes on Distributions and Sale of Fund Shares         29.4%          8.4%         11.9%
Russell 2000 Index                                                  47.3%          7.1%         10.7%
*Inception date 7/1/94

SIT SCIENCE AND TECHNOLOGY GROWTH FUND                            1 YEAR       5 YEARS    SINCE INCEPTION*
Return Before Taxes                                                 40.1%        -6.7%         -0.4%
Return After Taxes on Distributions                                 40.1%        -6.8%         -0.5%
Return After Taxes on Distributions and Sale of Fund Shares         34.1%        -5.5%         -0.2%
S&P 500 Index                                                       28.7%        -0.6%          3.8%
*Inception date 12/31/97

SIT DEVELOPING MARKETS GROWTH FUND                                1 YEAR       5 YEARS    SINCE INCEPTION*
Return Before Taxes                                                 46.0%          6.0%          0.5%
Return After Taxes on Distributions                                 45.8%          5.9%          0.4%
Return After Taxes on Distributions and Sale of Fund Shares         39.1%          5.2%          0.4%
MSCI Emerging Markets Free Index                                    51.6%          8.2%         -0.8%
*Inception date 7/1/94

        SIT BALANCED FUND
        SIX MONTHS ENDED DECEMBER 31, 2003
[PHOTO] ------------------------------------------------------------------------
        PETER L. MITCHELSON, CFA, SENIOR PORTFOLIO MANAGER
        BRYCE A. DOTY , CFA, SENIOR PORTFOLIO MANAGER

    The Sit Balanced Fund's six-month return was +8.73%, largely reflecting strong equity markets during the second half of the year. The S&P 500 Index return was +15.14%, while the Lehman Aggregate Bond Index increased +0.17%.

STOCKS SHOW STRONG GAINS
    Following the conclusion of the Iraqi war and a subsequent jump in stock prices in the second quarter of 2003, U.S. stocks continued their advance during the second half of the year, as economic momentum fueled significantly greater investor confidence. While equity valuations and expectations are clearly elevated from the depressed levels in early 2003, we believe that economic strength will translate into continued corporate profit gains. These gains should be significant enough to drive stock prices higher in the year ahead, even if valuations (i.e., P/E ratios) are constrained due to an expected up-tick in interest rates. Over the past six months, the equity portion of the Fund benefited from strong returns in the communications and electronic technology sectors, while the finance and health technology sectors detracted from performance.

FIXED-INCOME STRATEGY: PLAYING DEFENSE
    We believe that as long as inflation remains subdued, the Federal Reserve is unlikely to raise interest rates as aggressively as they have in the past at this point in the economic cycle. The prospect for higher interest rates at some point, however, has led us to a "defensive" tilt within the fixed-income portion of the Fund. We continue to maintain relatively short durations, emphasizing corporate and mortgage-backed securities, while under-weighting U.S. Treasuries.

CONTINUING SHIFT TOWARD EQUITIES
    As of December 31, 2003, the asset allocation of the Fund was 64% equities (up from 61% on June 30, 2003), 33% fixed-income (down from 38%), and 3% cash and other net assets (up from 1%). We will continue to emphasize high-quality securities in each asset class within the Fund.

--------------------------------------------------------------------------------
                      INVESTMENT OBJECTIVE AND STRATEGY
--------------------------------------------------------------------------------

         The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.
         The Fund's permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

--------------------------------------------------------------------------------
                             PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

        Net Asset Value 12/31/03:       $13.38 Per Share
                         6/30/03:       $12.47 Per Share

                Total Net Assets:       $17.4 Million

                  TOTAL DIVIDEND:        $0.17 PER SHARE

                 Ordinary Income:        $0.17 Per Share

--------------------------------------------------------------------------------
                              PORTFOLIO STRUCTURE
                            (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------

                                  [PIE CHART]

                                Cash & Other Net
                                     Assets
                                      3.3%

                                     Bonds
                                     33.2%

                                    Equities
                                     63.5%
8

-----------------------------------------------------------------------[GRAPHIC]

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                                   SIT                        LEHMAN
                                 BALANCED        S&P         AGGREGATE
                                   FUND       500 INDEX      BOND INDEX
                                   ----       ---------      ----------

3 Month**                          6.91%        12.18%         0.32%
6 Month**                          8.73         15.14          0.17
1 Year                            19.20         28.68          4.10
3 Years                           -0.70         -0.57          6.62
5 Years                            7.51         11.06          6.94
Inception                          7.51         11.06          6.94
 (12/31/93)

--------------------------------------------------------------------------------
                           CUMULATIVE TOTAL RETURNS*
--------------------------------------------------------------------------------
                                   SIT                        LEHMAN
                                 BALANCED        S&P         AGGREGATE
                                   FUND       500 INDEX      BOND INDEX
                                   ----       ---------      ----------

1 Year                            19.20%        28.68%         4.10%
5 Years                           -3.43         -2.82         37.80
10 Years                         106.44        185.61         95.76
Inception                        106.44        185.61         95.76
 (12/31/93)

*AS OF 12/31/03                                         **NOT ANNUALIZED.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX AND THE S&P 500 INDEX. LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

--------------------------------------------------------------------------------
                                GROWTH OF $10,000
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

The sum of $10,000 invested at inception (12/31/93) and held until 12/31/03 would have grown to $20,644 in the Fund, $19,576 in the Lehman Aggregate Bond Index or $28,561 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

--------------------------------------------------------------------------------
                              TOP HOLDINGS
--------------------------------------------------------------------------------
Stocks     * Citigroup, Inc.
           * Cisco Systems, Inc.
           * Microsoft Corp.
           * Amgen, Inc.
           * General Electric Co.

Bonds      * Sunamerica, Inc. (AIG), 8.125%, 4/28/23
           * CA Rural Home Mtg. Fin. Auth., 5.25%, 12/1/24
           * US Treasury Note, 1.625%, 1/31/05
           * GNMA,7.00%, 7/15/23
           * Northwest Airlines Corp.,8.07%, 10/1/19

              Total Number of Holdings:  145

SIT BALANCED FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2003 (Unaudited)

--------------------------------------------------------------------------------
QUANTITY      NAME OF ISSUER                              MARKET VALUE($)(1)
--------------------------------------------------------------------------------
COMMON STOCKS (63.5%) (2)

   COMMERCIAL SERVICES (0.9%)
       1,200  Omnicom Group, Inc.                              104,796
       1,400  SYSCO Corp.                                       52,122
                                                         --------------
                                                               156,918
                                                         --------------
   COMMUNICATIONS (2.6%)
      14,200  AT&T Wireless Services, Inc. (3)                 113,458
       3,000  Nextel Communications, Inc. (3)                   84,180
      10,600  Sprint Corp. (3)                                  59,572
       7,600  Vodafone Group, A.D.R.                           190,304
                                                         --------------
                                                               447,514
                                                         --------------
   CONSUMER DURABLES (1.1%)
       2,200  Electronic Arts, Inc. (3)                        105,116
       1,800  Harley-Davidson, Inc.                             85,554
                                                         --------------
                                                               190,670
                                                         --------------
   CONSUMER NON-DURABLES (2.5%)
       4,600  PepsiCo, Inc.                                    214,452
       2,300  The Procter & Gamble Co.                         229,724
                                                         --------------
                                                               444,176
                                                         --------------
   CONSUMER SERVICES (3.7%)
       6,700  Time Warner, Inc. (3)                            120,533
       3,400  Comcast Corp. (3)                                111,758
       2,000  Harrah's Entertainment, Inc. (3)                  99,540
      10,160  Liberty Media Group (3)                          120,802
       4,500  Viacom, Inc. (3)                                 199,710
                                                         --------------
                                                               652,343
                                                         --------------
   ELECTRONIC TECHNOLOGY (10.8%)
       5,800  Analog Devices, Inc.                             264,770
       7,400  Applied Materials, Inc. (3)                      166,130
      15,600  Cisco Systems, Inc. (3)                          378,924
       6,300  Dell Computer Corp. (3)                          213,948
       9,400  EMC Corp. (3)                                    121,448
       1,000  Hewlett-Packard Co.                               22,970
       8,100  Intel Corp.                                      260,820
       4,000  Jabil Circuit, Inc. (3)                          113,200
       2,400  Linear Technology Corp.                          100,968
       6,200  Nokia Corp., A.D.R.                              105,400
       2,500  Qualcomm, Inc.                                   134,825
                                                         --------------
                                                              1,883,403
                                                         --------------
   ENERGY MINERALS (3.0%)
       1,800  ConocoPhillips Co.                               118,026
       1,600  Murphy Oil Corp.                                 104,496
       3,200  Occidental Petroleum Corp.                       135,168
       2,200  Suncor Energy, Inc.                               55,132
       2,800  Unocal Corp.                                     103,124
                                                         --------------
                                                               515,946
                                                         --------------

--------------------------------------------------------------------------------
QUANTITY      NAME OF ISSUER                              MARKET VALUE($)(1)
--------------------------------------------------------------------------------
   FINANCE (9.6%)
       4,600  ACE, Ltd.                                        190,532
       3,921  American International Group, Inc.               259,884
       8,366  Citigroup, Inc.                                  406,086
       2,400  Franklin Resources, Inc.                         124,944
       1,800  Goldman Sachs Group, Inc.                        177,714
       3,000  J.P. Morgan Chase & Co.                          110,190
         200  Legg Mason, Inc.                                  15,436
       1,800  Marsh & McLennan Cos., Inc.                       86,202
       4,000  Wells Fargo Co.                                  235,560
         800  XL Capital, Ltd.                                  62,040
                                                         --------------
                                                             1,668,588
                                                         --------------
   HEALTH SERVICES (1.5%)
       4,400  UnitedHealth Group, Inc.                         255,992
                                                         --------------

   HEALTH TECHNOLOGY (9.5%)
       5,600  Amgen, Inc. (3)                                  346,080
       2,800  Bristol-Myers Squibb Co.                          80,080
       3,400  Boston Scientific Corp. (3)                      124,984
      10,400  Elan Corp., A.D.R. (3)                            71,656
       1,600  Eli Lilly and Co.                                112,528
       1,200  Genentech, Inc. (3)                              112,284
         800  Gilead Sciences, Inc. (3)                         46,512
       2,000  Johnson & Johnson                                103,320
       1,600  MedImmune, Inc. (3)                               40,640
       1,800  Medtronic, Inc.                                   87,498
       2,400  Merck & Co., Inc.                                110,880
       7,655  Pfizer, Inc.                                     270,451
       2,700  Teva Pharmaceutical, Ltd., A.D.R.                153,117
                                                         --------------
                                                             1,660,030
                                                         --------------
   INDUSTRIAL SERVICES (0.8%)
         400  Noble Corp. (3)                                   14,312
       2,200  Schlumberger Ltd.                                120,384
                                                         --------------
                                                               134,696
                                                         --------------
   PRODUCER MANUFACTURING (5.1%)
       1,000  Danaher Corp.                                     91,750
       1,000  Eaton Corp.                                      107,980
      10,800  General Electric Co.                             334,584
       1,200  ITT Industries, Inc.                              89,052
       1,700  Lockheed Martin Corp.                             87,380
       2,000  3M Co.                                           170,060
                                                         --------------
                                                               880,806
                                                         --------------
   RETAIL TRADE (5.4%)
       4,200  Best Buy Co., Inc.                               219,408
         800  eBay, Inc. (3)                                    51,672
       1,600  Kohl's Corp. (3)                                  71,904
       4,600  Lowe's Companies, Inc.                           254,794
       8,700  Target Corp.                                     334,080
                                                         --------------
                                                               931,858
                                                         --------------
10

-----------------------------------------------------------------------[GRAPHIC]


--------------------------------------------------------------------------------
QUANTITY/PAR($)  NAME OF ISSUER                            MARKET VALUE($)(1)
--------------------------------------------------------------------------------
   TECHNOLOGY SERVICES (7.0%)
       4,400  Adobe Systems, Inc.                              172,920
       3,850  Check Point Software Technology (3)               64,757
       3,400  First Data Corp.                                 139,706
      13,400  Microsoft Corp.                                  369,036
       4,000  Oracle Corp. (3)                                  52,800
       4,200  Symantec Corp. (3)                               145,530
       5,400  Veritas Software Corp. (3)                       200,664
       1,400  Yahoo!, Inc. (3)                                  63,238
                                                         --------------
                                                             1,208,651
                                                         --------------

Total common stocks                                         11,031,591
                                                         --------------
(cost: $10,868,948)

BONDS (30.7%) (2)

   ASSET-BACKED SECURITIES (4.3%)
     190,562  Advanta Mortgage Loan Trust,
               1999-3 A4, 7.75%, 10/25/26                      199,897
      85,305  Conseco Mfg. Housing
               Series 2002, 6.03%, 3/1/33                       85,402
              Green Tree Financial Corp.:
      14,440   1995-5, 7.25%, 9/15/26                           15,171
      20,933   1997-4, 7.03%, 2/15/29                           21,653
     140,231   1999-4, 6.97%, 5/1/31                           145,368
     220,184  Green Tree Home Equity Loan Trust,
               1999-D A5, 7.88%, 9/15/30                       228,530
      50,000  Origen Mfg. Housing
               Series 2001A, 7.08%, 3/15/32                     52,630
                                                         --------------
                                                               748,651
                                                         --------------

   COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)
       7,092  Vendee Mortgage Trust,
               Series 1997-2 E, 7.50%, 5/15/24                   7,155
                                                         --------------

   CORPORATE BONDS (12.4%)
              Continental Airlines:
      86,895   Series 2000-2 A1, 7.71%, 4/2/21                  88,053
      94,468   Series 2001-1B, 7.37%, 12/15/15                  82,060
      55,000  Conoco Philips, 8.125%, 2/15/30                   70,138
      92,000  Dow Capital BV, 8.70%, 5/15/22                    94,799
      95,000  Duke Realty LP, 7.375%, 9/22/05                  103,347
     100,000  El Paso Electric Co., 9.40%, 5/1/11              117,034
     150,000  Everest Reins. Hldgs., 8.75%, 3/15/10            181,798
     100,000  Exxon Mobil Co. (Seariver), zero coupon,
               4.04% effective yield, 9/1/12                    65,540
     100,000  First Hawaiian Cap., 8.34%, 7/1/27               114,331

--------------------------------------------------------------------------------
QUANTITY/PAR($)  NAME OF ISSUER                              MARKET VALUE($)(1)
--------------------------------------------------------------------------------
      75,000  Ford Motor Credit Co., 9.14%, 12/30/14            78,579
      50,000  General Electric Cap. Corp., 6.75%,3/15/32        55,356
     100,000  General Motors Corp.,
               Series 1991, 8.80%, 3/1/21                      115,818
     100,000  McDonald's Corp., 7.31%, 9/15/27                 106,833
     212,089  Northwest Airlines Corp., 8.07%, 10/1/19         233,093
     100,000  Pacific Bell Corp., 7.25%, 11/1/27               106,531
     151,780  Southwest Air Co., 7.67%, 1/2/14                 175,413
     200,000  Sunamerica, Inc. (AIG), 8.125%, 4/28/23          251,674
     100,000  Susa Partnership LP, 7.50%, 12/1/27              116,087
                                                         --------------
                                                             2,156,484
                                                         --------------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (1.2%)
      72,252  8.38%, 5/17/20                                    78,687
      99,724  8.50%, 10/1/30                                   107,547
       6,269  9.00%, 7/1/16                                      6,962
      21,037  9.00%, 7/1/16                                     23,362
                                                         --------------
                                                               216,558
                                                         --------------

   FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.6%)
      43,714  7.00%, 3/1/07                                     44,903
     184,838  7.00%, 10/1/11                                   197,494
      61,064  7.50%, 6/1/32                                     65,737
      61,466  8.00%, 7/1/26                                     66,850
      87,440  8.46%, 4/15/26                                    96,987
      61,128  9.00%, 6/1/27                                     68,107
      88,926  9.50%, 5/1/27                                     99,093
      28,608  9.75%, 1/15/13                                    31,681
       3,020  10.00%, 1/1/20                                     3,381
      74,524  10.00%, 7/1/26                                    83,602
      34,481  10.25%, 6/15/13                                   38,437
                                                         --------------
                                                               796,272
                                                         --------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (4.0%)
     219,600  7.00%, 7/15/23                                   235,624
     127,902  7.50%, 7/15/23                                   137,998
       7,139  9.00%, 6/15/11                                     8,064
      22,743  9.00%, 6/15/09                                    24,979
      37,660  9.00%, 11/15/16                                   42,057
          61  9.50%, 1/15/04                                        62
       2,768  9.50%, 11/15/04                                    2,839
       6,083  9.50%, 7/20/05                                     6,385
       3,896  9.50%, 5/20/16                                     4,338
      79,501  9.50%, 9/15/30                                    88,976
      59,758  9.50%, 3/15/18                                    66,927
      17,272  9.50%, 9/20/18                                    19,258
      13,823  9.50%, 2/20/19                                    15,399
      11,332  9.75%, 10/15/05                                   11,963
      29,855  10.00%, 3/20/16                                   33,280
       3,859  11.25%, 10/15/11                                   4,422
                                                         --------------
                                                               702,571
                                                         --------------

See accompanying notes to portfolios of investments on page 40.

SIT BALANCED FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2003 (Unaudited)

--------------------------------------------------------------------------------
QUANTITY/PAR($)  NAME OF ISSUER                              MARKET VALUE($)(1)
--------------------------------------------------------------------------------

   TAXABLE MUNICIPAL SECURITIES (1.9%)
      10,000  Bernalillo Multifamily. Series 1998A,
                7.50%, 9/20/20                                  11,003
     249,000  CA Rural Home Mtg. Fin. Auth.
               Rev. Series 2003A, 5.25%, 12/1/24               251,652
      66,878  Tobacco Settlement Series 2001A,
               7.67%, 5/15/16                                   66,763
                                                         --------------
                                                               329,418
                                                         --------------

 U.S. GOVERNMENT SECURITIES (2.2%)
              U.S. Treasury Bond, 5.50%,  8/15/28
      50,000  5.50%, 8/15/28                                    52,080
      50,000  5.375%, 2/15/31                                   52,143
     100,000  U.S. Treasury Strip, Zero Coupon,
              5.64% Effective Yield, 11/15/27                   26,942
     250,000  U.S. Treasury Note, 1.625%, 1/31/05              250,967
                                                         --------------
                                                               382,132
                                                         --------------

Total bonds                                                  5,339,241
                                                         --------------
(cost: $5,242,509)

CLOSED-END MUTUAL FUNDS (2.5%) (2)
       6,009  American Select Portfolio                         84,066
         403  American Strategic, Inc. Portfolio                 5,307
      15,470  American Strategic, Inc. Portfolio II            215,961
      10,609  American Strategic, Inc. Portfolio III           137,493
                                                         --------------

    Total closed-end mutual funds                              442,827
                                                         --------------
    (cost: $368,185)

SHORT-TERM SECURITIES (2.7%) (2)
      461,000 Sit Money Market Fund, 0.58% (4)                 461,000
                                                         --------------
    (cost: $461,000)

Total investments in securities
    (cost: $16,940,642) (5)                                $17,274,659
                                                         ==============

See accompanying notes to portfolios of investments on page 40.

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                  This page has been left blank intentionally.

        SIT LARGE CAP GROWTH FUND
        SIX MONTHS ENDED DECEMBER 31, 2003
[PHOTO] ------------------------------------------------------------------------
        SENIOR PORTFOLIO MANAGERS
        PETER L. MITCHELSON, CFA * ROGER J. SIT * RONALD D. SIT, CFA

   The Sit Large Cap Growth Fund's six-month return was +12.30%, compared to the +15.14% return for the S&P 500 Index (the "Index").

DRAMATIC MARKET CHANGE FOR THE BETTER
   Investors were rewarded for their patience in 2003, as the rally that began last spring proved to be sustainable for the balance of the year. Economic activity accelerated sharply during the second half of the year, corporate earnings came on strong, and investor sentiment turned decidedly positive. We believe fundamentals are in place for momentum in the economy in 2004. Business and consumer confidence is rising, interest rates remain low, and strengthening corporate profitability should contribute to improved labor market conditions as the year progresses. While stock prices have clearly reflected some of this optimism, we believe that there is more room to go. Although valuations (i.e., P/E ratios) are unlikely to advance this year as much as they did in 2003, corporate earnings growth should still propel stock prices higher.

SOLID RETURNS FROM TECHNOLOGY
   While the absolute return for the Fund was strong in 2003, an overweight position in the health technology sector caused us to lag the Index over the six-month period as investors moved to more economically sensitive sectors. Conversely, the Fund benefited from strong stock selection in the communications sector and an overweight position in the electronic technology sector.

A BETTER ENVIRONMENT FOR LARGE COMPANIES
   Large stocks continued to lag smaller issues over the period, but we believe that the stage is set for stronger large cap relative performance for two key reasons. First, after five reasonably strong years, smaller stocks are no longer as undervalued relative to larger issues. Second, the weak U.S. dollar, combined with improving economic conditions outside the U.S., suggests that large multinational companies will show stronger earnings growth in 2004. Current holdings such as American International Group, General Electric, Medtronic, Microsoft, and 3M all stand to benefit.

--------------------------------------------------------------------------------
                        INVESTMENT OBJECTIVE AND STRATEGY
--------------------------------------------------------------------------------

         The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

--------------------------------------------------------------------------------
                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

              Net Asset Value 12/31/03:   $30.21 Per Share
                               6/30/03:   $26.92 Per Share

                      Total Net Assets:   $61.9 Million

           Weighted Average Market Cap:   $85.8 Billion

--------------------------------------------------------------------------------
                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------

                                  [BAR CHART]

             Electronic Technology               16.6

                 Health Technology               16.0

                           Finance               13.3

               Technology Services               11.1

                      Retail Trade                8.1

            Producer Manufacturing                7.6

                 Consumer Services                6.0

            Sectors less than 5.0%                21.0

                      Cash & Other
                        Net Assets                 0.3

-----------------------------------------------------------------------[GRAPHIC]


--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                                  SIT                        RUSSELL
                                LARGE CAP        S&P          1000
                               GROWTH FUND    500 INDEX    GROWTH INDEX
                               -----------    ---------    ------------
3 Month**                          9.50%        12.18%        10.42%
6 Month**                         12.30         15.14         14.75
1 Year                            26.34         28.68         29.76
5 Years                           -6.13         -0.57         -5.11
10 Year                            7.64         11.06          9.21
Inception***                      11.12         14.09         12.67
(9/2/82)

--------------------------------------------------------------------------------
                           CUMULATIVE TOTAL RETURNS*
--------------------------------------------------------------------------------
                                  SIT                        RUSSELL
                                LARGE CAP        S&P          1000
                               GROWTH FUND    500 INDEX    GROWTH INDEX
                               -----------    ---------    ------------
1 Year                            26.34%        28.68%        29.76%
5 Year                           -27.11         -2.82        -23.08
10 Year                          108.78        185.61        141.40
Inception***                     848.78       1566.56       1176.25
(9/2/82)


*AS OF 12/31/03                                        **NOT ANNUALIZED.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 1000 GROWTH INDEX AND THE S&P 500 INDEX.
***ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.

--------------------------------------------------------------------------------
                                GROWTH OF $10,000
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

The sum of $10,000 invested at inception (9/2/82) and held until 12/31/03 would have grown to $94,878 in the Fund or $166,656 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

--------------------------------------------------------------------------------
                                TOP 10 HOLDINGS
--------------------------------------------------------------------------------

                            * Amgen, Inc.
                            * Citigroup, Inc.
                            * Microsoft Corp.
                            * General Electric Co.
                            * Target Corp.
                            * Pfizer, Inc.
                            * Cisco Systems, Inc.
                            * Intel Corp.
                            * Analog Devices, Inc.
                            * Lowe's Companies, Inc.

                          Total Number of Holdings: 77

SIT LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003 (UNAUDITED)


----------------------------------------------------------------------------
        QUANTITY  NAME OF ISSUER                    MARKET VALUE($)(1)
----------------------------------------------------------------------------
COMMON STOCKS (99.7%) (2)

     COMMERCIAL SERVICES (2.1%)
           6,500  Omnicom Group, Inc.                     567,645
          19,600  SYSCO Corp.                             729,708
                                                     -------------
                                                        1,297,353
                                                     -------------
     COMMUNICATIONS (4.2%)
          83,500  AT&T Wireless Services, Inc. (3)        667,165
          17,500  Nextel Communications, Inc. (3)         491,050
          60,000  Sprint Corp. (3)                        337,200
          43,200  Vodafone Group, A.D.R.                1,081,728
                                                     -------------
                                                        2,577,143
                                                     -------------
     CONSUMER DURABLES (1.8%)
          12,000  Electronic Arts, Inc. (3)               573,360
          10,900  Harley-Davidson, Inc.                   518,077
                                                     -------------
                                                        1,091,437
                                                     -------------
     CONSUMER NON-DURABLES (4.1%)
          26,000  PepsiCo, Inc.                         1,212,120
          13,250  Procter & Gamble Co.                  1,323,410
                                                     -------------
                                                        2,535,530
                                                     -------------
     CONSUMER SERVICES (6.0%)
          19,500  Comcast Corp. (3)                       640,965
          11,500  Harrah's Entertainment, Inc.            572,355
          57,304  Liberty Media Corp. (3)                 681,345
          39,400  Time Warner, Inc. (3)                   708,806
          24,977  Viacom, Inc.                          1,108,479
                                                     -------------
                                                        3,711,950
                                                     -------------
     ELECTRONIC TECHNOLOGY (16.6%)
          33,000  Analog Devices, Inc.                  1,506,450
          40,500  Applied Materials, Inc. (3)             909,225
          68,800  Cisco Systems, Inc. (3)               1,671,152
          31,500  Dell Computer Corp. (3)               1,069,740
          55,400  EMC Corp. (3)                           715,768
           9,500  Hewlett-Packard Co.                     218,215
          47,800  Intel Corp.                           1,539,160
          22,500  Jabil Circuit, Inc. (3)                 636,750
          13,850  Linear Technology Corp.                 582,670
          36,500  Nokia Corp., A.D.R.                     620,500
          14,500  Qualcomm, Inc.                          781,985
                                                     -------------
                                                       10,251,615
                                                     -------------
----------------------------------------------------------------------------
        QUANTITY  NAME OF ISSUER                    MARKET VALUE($)(1)
----------------------------------------------------------------------------
     ENERGY MINERALS (4.6%)
          11,000  ConocoPhillips Co.                      721,270
           8,500  Murphy Oil Corp.                        555,135
          18,000  Occidental Petroleum Corp.              760,320
          12,000  Suncor Energy, Inc.                     300,720
          14,500  Unocal Corp.                            534,035
                                                     -------------
                                                        2,871,480
                                                     -------------
     FINANCE (13.3%)
          20,462  American International Group, Inc.    1,356,221
          44,000  Citigroup, Inc.                       2,135,760
          13,000  Franklin Resources, Inc.                676,780
          17,500  J.P. Morgan Chase & Co.                 642,775
           1,500  Legg Mason, Inc.                        115,770
           9,500  Marsh & McLennan Cos., Inc.             454,955
          11,500  The Goldman Sachs Group, Inc.         1,135,395
          24,000  Wells Fargo Co.                       1,413,360
           4,000  XL Capital, Ltd.                        310,200
                                                     -------------
                                                        8,241,216
                                                     -------------
     HEALTH SERVICES (2.1%)
          22,000  UnitedHealth Group, Inc.              1,279,960
                                                     -------------

     HEALTH TECHNOLOGY (16.0%)
          35,200  Amgen, Inc. (3)                       2,175,360
          20,000  Boston Scientific Corp. (3)             735,200
          16,500  Bristol-Myers Squibb Co.                471,900
          62,550  Elan Corp., A.D.R. (3)                  430,969
           8,800  Eli Lilly and Co.                       618,904
           7,000  Genentech, Inc. (3)                     654,990
           4,500  Gilead Sciences, Inc. (3)               261,630
          12,150  Johnson & Johnson                       627,669
          10,700  MedImmune, Inc. (3)                     271,780
           9,700  Medtronic, Inc.                         471,517
          13,000  Merck & Co., Inc.                       600,600
          48,825  Pfizer, Inc.                          1,724,987
          15,300  Teva Pharmaceutical, Ltd., A.D.R.       867,663
                                                     -------------
                                                        9,913,169
                                                     -------------
     INDUSTRIAL SERVICES (1.3%)
           2,500  Noble Corp. (3)                          89,450
          13,300  Schlumberger, Ltd.                      727,776
                                                     -------------
                                                          817,226
                                                     -------------

-----------------------------------------------------------------------[GRAPHIC]


----------------------------------------------------------------------------
        QUANTITY  NAME OF ISSUER                    MARKET VALUE($)(1)
----------------------------------------------------------------------------

     PRODUCER MANUFACTURING (7.6%)
           5,500  Danaher Corp.                           504,625
           4,750  Eaton Corp.                             512,905
          63,700  General Electric Co.                  1,973,426
           5,000  ITT Industries, Inc.                    371,050
          10,000  Lockheed Martin Corp.                   514,000
          10,000  3M Co.                                  850,300
                                                     -------------
                                                        4,726,306
                                                     -------------
     RETAIL TRADE (8.1%)
          24,050  Best Buy Co., Inc.                    1,256,372
           4,000  eBay, Inc. (3)                          258,360
           6,100  Kohl's Corp. (3)                        274,134
          25,800  Lowe's Companies, Inc.                1,429,062
          46,500  Target Corp.                          1,785,600
                                                     -------------
                                                        5,003,528
                                                     -------------
     TECHNOLOGY SERVICES (11.1%)
          25,000  Adobe Systems, Inc.                     982,500
          23,200  Check Point Software Tech., Ltd. (3)    390,224
          18,500  First Data Corp.                        760,165
          76,000  Microsoft Corp.                       2,093,040
          23,000  Oracle Corp. (3)                        303,600
          25,000  Symantec Corp. (3)                      866,250
          30,900  Veritas Software Corp. (3)            1,148,244
           7,500  Yahoo!, Inc. (3)                        338,775
                                                     -------------
                                                        6,882,798
                                                     -------------
     TRANSPORTATION (0.8%)
           7,000  FedEx Corp.                             472,500
                                                     -------------

Total common stocks                                    61,673,211
                                                     -------------
      (cost: $56,816,079)

SHORT-TERM SECURITIES (0.7%) (2)
         421,000  Sit Money Market Fund, 0.58% (4)        421,000
                                                     -------------
      (cost: $421,000)

Total investments in securities
      (cost: $57,237,079) (5)                         $62,094,211
                                                     =============

See accompanying notes to portfolios of investments on page 40.

        SIT MID CAP GROWTH FUND
        SIX MONTHS ENDED DECEMBER 31, 2003
[PHOTO] ------------------------------------------------------------------------
        EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER
        ERIK S. ANDERSON, CFA, SENIOR PORTFOLIO MANAGER


    The Sit Mid Cap Growth Fund's six-month return was +17.37%, compared to +20.64% for the S&P Mid Cap 400 Index.

TURNING THE CORNER
    Small- and mid-sized growth companies turned in strong stock performance in 2003, as improving economic and market sentiment buoyed stock prices. Some advances in the early months of the rally were clearly due to investors breathing a sigh of relief that geopolitical risks were waning. However, we believe that returns in the second half of the year were reflective of a significantly improved business environment, and these conditions continue as we enter 2004. Earnings improvement appears broad-based across sectors, and we anticipate the next "leg" of the market rally will relate to investors' focus on companies delivering accelerating earnings. We believe that the Fund is positioned to benefit from this emerging trend.

TECHNOLOGY LEADS THE WAY
    Technology stocks were the star performers in 2003. The absolute return of the Fund benefited from a significant weighting in this sector during the second half of 2003, with particularly strong performance from key holdings such as ASML Holding (up +70% since June 30, 2003), Xilinx (+53%), Sonus Networks (+56%), and Symantec (+57%). The Fund's under-performance relative to the S&P Mid Cap 400 Index for the period was caused by our holdings in technology services and health technology, particularly Biovail Corporation, which fell -60%.

SECTOR LEADERSHIP TO CONTINUE IN 2004
    We expect that companies with sensitivity to improving global economic conditions will continue to do well in the year ahead. We have therefore added to our sector weightings in electronic technology, technology services, and producer manufacturing in recent months. These increases were offset in the less economically sensitive health technology and health services sectors.

--------------------------------------------------------------------------------
                        INVESTMENT OBJECTIVE AND STRATEGY
--------------------------------------------------------------------------------
         The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.

--------------------------------------------------------------------------------
                                PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

       Net Asset Value 12/31/03:              $9.46 Per Share
                        6/30/03:              $8.06 Per Share

               Total Net Assets:             $192.3 Million

    Weighted Average Market Cap:             $7.5 Billion

--------------------------------------------------------------------------------
                        PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------

                                  [BAR CHART]

           Electronic Technology           19.8

             Technology Services           16.3

               Health Technology           13.5

                         Finance            8.6

                    Retail Trade            7.7

                    Sectors Less
                       Than 6.0%           29.6

                  Cash and Other
                      Net Assets            4.5

-----------------------------------------------------------------------[GRAPHIC]

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

                                   SIT           S&P        RUSSELL
                                 MID CAP        MIDCAP      MID CAP
                               GROWTH FUND    400 INDEX   GROWTH INDEX
                               -----------    ---------   ------------
  3 Month**                       10.77%        13.91%        12.16%
  6 Month**                       17.37         20.64         20.19
  1 Year                          38.51         35.62         42.71
  5 Year                          -0.32          9.21          2.01
  10 Year                          7.21         13.92          9.40
  Inception                       13.61         16.64            --
    (9/2/82)

--------------------------------------------------------------------------------
                           CUMULATIVE TOTAL RETURNS*
--------------------------------------------------------------------------------
                                   SIT           S&P        RUSSELL
                                 MID CAP        MIDCAP      MID CAP
                               GROWTH FUND    400 INDEX   GROWTH INDEX
                               -----------    ---------   ------------
  1 Year                          38.51%        35.62%        42.71%
  5 Year                          -1.57         55.34         10.45
  10 Year                        100.62        268.28        145.65
  Inception                     1423.96       2571.36            --
    (9/2/82)

  *As of 12/31/03                                    **Not annualized.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL MID CAP GROWTH INDEX AND THE S&P MIDCAP 400 INDEX.

--------------------------------------------------------------------------------
                                GROWTH OF $10,000
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

The sum of $10,000 invested at inception (9/2/82) and held until 12/31/03 would have grown to $152,396 in the Fund, or $267,136 in the S&P MidCap 400 Index assuming reinvestment of all dividends and capital gains.

--------------------------------------------------------------------------------
                                 TOP 10 HOLDINGS
--------------------------------------------------------------------------------

                              * TCF Financial Corp.
                              * ASML Holding N.V.
                              * Ceridian Corp.
                              * Legg Mason, Inc.
                              * Symantec Corp.
                              * Celgene Corp.
                              * Chico's FAS, Inc.
                              * Adobe Systems, Inc.
                              * Xilinx, Inc.
                              * Coach, Inc.

                          Total Number of Holdings: 88

SIT MID CAP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
     QUANTITY     NAME OF ISSUER                             MARKET VALUE($)(1)
--------------------------------------------------------------------------------
COMMON STOCKS (95.5%) (2)

   COMMERCIAL SERVICES (1.8%)
          30,500  Fair Isaac Corp.                                 1,499,380
          48,000  Fisher Scientific International, Inc. (3)        1,985,760
                                                           ------------------
                                                                   3,485,140
                                                           ------------------
   COMMUNICATIONS (1.9%)
          69,500  Nextel Communications, Inc. (3)                  1,950,170
          57,250  Nextel Partners, Inc. (3)                          770,013
         156,250  Sprint Corp. (PCS) (3)                             878,125
                                                           ------------------
                                                                   3,598,308
                                                           ------------------
   CONSUMER DURABLES (1.5%)
          59,800  Electronic Arts, Inc. (3)                        2,857,244
                                                           ------------------

   CONSUMER NON-DURABLES (1.8%)
          91,000  Coach, Inc. (3)                                  3,435,250
                                                           ------------------

   CONSUMER SERVICES (5.1%)
          49,500  Career Education Corp. (3)                       1,983,465
          57,100  EchoStar Communications Corp. (3)                1,941,400
          31,400  Harrah's Entertainment, Inc.                     1,562,778
         116,500  Hilton Hotels Corp.                              1,995,645
          65,500  International Game Technology                    2,338,350
                                                           ------------------
                                                                   9,821,638
                                                           ------------------
   ELECTRONIC TECHNOLOGY (19.8%)
          32,750  ADC Telecommunications, Inc. (3)                    97,267
          56,000  ADTRAN, Inc.                                     1,736,000
          45,050  Analog Devices, Inc.                             2,056,532
         203,500  ASML Holding N.V. (3)                            4,080,175
          67,500  ATI Technologies, Inc. (3)                       1,020,600
          58,850  Broadcom Corp. (3)                               2,006,196
          15,950  Brooks Automation, Inc. (3)                        385,511
          86,000  Foundry Networks, Inc. (3)                       2,352,960
         102,850  Jabil Circuit, Inc. (3)                          2,910,655
          81,900  Juniper Networks, Inc. (3)                       1,529,892
          33,500  KLA-Tencor Corp. (3)                             1,965,445
          18,700  Lam Research Corp. (3)                             604,010
          36,500  Lexmark International, Inc. (3)                  2,870,360
          47,000  Marvell Technology Group, Ltd. (3)               1,782,710
          48,000  Novellus Systems, Inc. (3)                       2,018,400
          35,000  QLogic Corp. (3)                                 1,806,000
          76,000  Rockwell Automation, Inc.                        2,705,600
          13,500  SanDisk Corp. (3)                                  825,390
         246,150  Sonus Networks, Inc. (3)                         1,860,894
          90,200  Xilinx, Inc. (3)                                 3,494,348
                                                           ------------------
                                                                  38,108,945
                                                           ------------------

--------------------------------------------------------------------------------
     QUANTITY     NAME OF ISSUER                             MARKET VALUE($)(1)
--------------------------------------------------------------------------------

   ENERGY MINERALS (3.4%)
          23,450  Apache Corp.                                     1,901,795
          32,500  Murphy Oil Corp.                                 2,122,575
          90,250  XTO Energy, Inc.                                 2,554,075
                                                           ------------------
                                                                   6,578,445
                                                           ------------------
   FINANCE (8.6%)
          71,350  Ace, Ltd.                                        2,955,317
          49,500  Legg Mason, Inc.                                 3,820,410
          19,800  Lehman Brothers Holdings, Inc.                   1,528,956
          54,500  New York Community Bancorp, Inc.                 2,073,725
         118,900  TCF Financial Corp.                              6,105,515
                                                           ------------------
                                                                  16,483,923
                                                           ------------------
   HEALTH SERVICES (5.5%)
         102,850  Caremark Rx, Inc. (3)                            2,605,190
          54,800  Laboratory Corp. (3)                             2,024,860
          36,000  Oxford Health Plans, Inc.                        1,566,000
          49,800  Stericycle, Inc. (3)                             2,325,660
          36,500  Universal Health Services, Inc.                  1,960,780
                                                           ------------------
                                                                  10,482,490
                                                           ------------------

   HEALTH TECHNOLOGY (13.5%)
          25,800  Alcon, Inc.                                      1,561,932
          21,500  Beckman Coulter, Inc.                            1,092,845
          54,905  Biogen Idec, Inc. (3)                            2,019,406
          58,000  Boston Scientific Corp. (3)                      2,132,080
          81,500  Celgene Corp. (3)                                3,669,130
         324,100  Elan Corp., A.D.R. (3)                           2,233,049
          38,500  Genzyme Corp. (3)                                1,899,590
          36,250  Gilead Sciences, Inc. (3)                        2,107,575
          58,600  MedImmune, Inc. (3)                              1,488,440
          31,000  NPS Pharmaceuticals, Inc. (3)                      952,940
          35,350  Pharmaceutical Resources, Inc. (3)               2,303,053
          39,700  Teva Pharmaceutical Industries, A.D.R.           2,251,387
          31,500  Varian Medical Systems, Inc. (3)                 2,176,650
                                                           ------------------
                                                                  25,888,077
                                                           ------------------
   INDUSTRIAL SERVICES (1.0%)
          55,000  Noble Corp. (3)                                  1,967,900
                                                           ------------------

   PROCESS INDUSTRIES (1.0%)
          70,500  Pall Corp.                                       1,891,515
                                                           ------------------

-----------------------------------------------------------------------[GRAPHIC]


--------------------------------------------------------------------------------
  QUANTITY/PAR($) NAME OF ISSUER                             MARKET VALUE($)(1)
--------------------------------------------------------------------------------

   PRODUCER MANUFACTURING (5.4%)
          31,500  AMETEK, Inc.                                     1,520,190
          24,350  Danaher Corp.                                    2,234,113
          24,000  Gentex Corp.                                     1,059,840
          33,100  ITT Industries, Inc.                             2,456,351
         123,050  Thermo Electron Corp. (3)                        3,100,860
                                                           ------------------
                                                                  10,371,354
                                                           ------------------
   RETAIL TRADE (7.7%)
          46,050  Best Buy Co., Inc.                               2,405,652
          97,900  Chico's FAS, Inc. (3)                            3,617,405
          44,200  Family Dollar Stores, Inc.                       1,585,896
          64,000  Michaels Stores, Inc.                            2,828,800
          23,000  PETsMART, Inc.                                     547,400
          58,950  Staples, Inc. (3)                                1,609,335
         101,800  TJX Companies, Inc.                              2,244,690
                                                           ------------------
                                                                  14,839,178
                                                           ------------------
   TECHNOLOGY SERVICES (16.3%)
          89,590  Adobe Systems, Inc.                              3,520,887
         147,450  BEA Systems, Inc. (3)                            1,813,635
          48,500  Business Objects, A.D.R. (3)                     1,681,495
          78,500  Cadence Design Systems, Inc. (3)                 1,411,430
         186,800  Ceridian Corp. (3)                               3,911,592
         108,050  Check Point Software Tech., Ltd. (3)             1,817,401
          78,250  Citrix Systems, Inc. (3)                         1,659,683
          63,500  Cognos, Inc. (3)                                 1,944,370
          64,062  Fiserv, Inc. (3)                                 2,531,090
          39,500  Intuit, Inc. (3)                                 2,089,945
          30,500  Mercury Interactive Corp. (3)                    1,483,520
          66,900  SunGard Data Systems, Inc. (3)                   1,853,799
         108,000  Symantec Corp. (3)                               3,742,200
          52,600  Veritas Software Corp. (3)                       1,954,616
                                                           ------------------
                                                                  31,415,663
                                                           ------------------
   TRANSPORTATION (1.2%)
          63,000  Expeditors Intl. of Washington, Inc.             2,372,580
                                                           ------------------

Total common stocks                                              183,597,650
                                                           ------------------
   (cost:  $150,372,471)

SHORT-TERM SECURITIES (3.1%) (2)
       6,036,000  Sit Money Market Fund, 0.58% (4)                 6,036,000
                                                           ------------------
   (cost:  $6,036,000)

Total investments in securities
   (cost:  $156,408,471) (5)                                    $189,633,650
                                                           ==================

See accompanying notes to portfolios of investments on page 40.

        SIT INTERNATIONAL GROWTH FUND
        SIX MONTHS ENDED DECEMBER 31, 2003
[PHOTO] ------------------------------------------------------------------------
        EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER
        ROGER J. SIT, SENIOR PORTFOLIO MANAGER

   The Sit International Growth Fund returned +20.20% for the last half of 2003 compared with +26.59% for the MSCI EAFE Index (the "Index") and +23.37% in the MSCI EAFE Growth Index. The Fund's holdings in Japan (stock selection) and Israel (overweight) caused the Fund to lag the Index for the period, while excellent results from the Netherlands (stock selection) and India (overweight) partially offset the relative under-performance.

EUROPE IMPROVING, BUT STILL UNDERWEIGHT
   The Fund had a weighting of 54.0% in Europe at year-end, versus 68.4% for the Index. Although European reform measures appear to be headed in the right direction and the economies are showing modest economic improvement, we see better opportunities elsewhere, as further strengthening of the euro may dampen growth prospects. Within Europe, we are shifting to higher-quality companies with solid fundamentals and superior growth prospects. Recent additions include Philips Electronics (consumer electronics), WPP Group (advertising) and Siemens (capital goods).

ASIAN EXPOSURE GROWS, INCLUDING JAPAN
   In Japan, our weight increased to 18.0% versus 21.4% for the Index. We look for companies best positioned within their industries to take advantage of tangible progress in banking and corporate reform. The strengthening yen will likely continue to put a damper on export-oriented companies. We added to three financials, Nikko Cordial, Sumitomo Mitsui Financial, and Mitsubishi Tokyo Financial. We have also added to consumer- or capital-related stocks such as Nitto Denko, Takashimaya, and NEC Electronics.
   Our weighting in Asia ex-Japan was 20.5%, nearly twice the Index weight of 10.2%. Robust economic growth is taking place powered by China's industrialization and urbanization trends. Exports are rising now that IT expenditures are picking up and domestic consumption is strengthening. Anticipating Hong Kong property price appreciation, we added Henderson Land and Sun Hung Kai Property. New holdings in China Life and PICC Property and Casualty reflect tremendous growth prospects in insurance. We also added Neptune Orient Lines, a Singapore shipper.

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVE AND STRATEGY
--------------------------------------------------------------------------------

     The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States.

     In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

--------------------------------------------------------------------------------
                                PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

        Net Asset Value 12/31/03:         $11.20 Per Share
                         6/30/03:         $9.39 Per Share

                Total Net Assets:         $57.8 Million

     Weighted Average Market Cap:         $50.5 Billion

--------------------------------------------------------------------------------
                        PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------

                                  [BAR CHART]

                                        SIT INT'L       MORGAN STANLEY
                                       GROWTH FUND       EAFE INDEX

       France, Germany, UK                 33.1              40.1

              Europe Other                 20.9              28.3

             Pacific Basin                 20.5              10.2

                     Japan                 18.0              21.4

       Africa /Middle East                  2.8               0.0

             Latin America                  2.0               0.0

             North America                  2.0               0.0

                  Cash and                  0.7               0.0
          Other Net Assets

-----------------------------------------------------------------------[GRAPHIC]

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

                                   SIT          MORGAN STANLEY        LIPPER
                               INTERNATIONAL    CAPITAL INT'L         INT'L
                                GROWTH FUND      EAFE INDEX           INDEX
                                -----------      ----------           -----
3 Month**                         14.24%            17.08%            15.45%
6 Month**                         20.20             26.59             24.56
1 Year                            28.70             38.59             36.00
5 Year                            -7.80             -0.05              2.13
10 Year                           -0.28              4.47              5.31
Inception                          3.62              4.98              7.06
(11/1/91)

--------------------------------------------------------------------------------
                           CUMULATIVE TOTAL RETURNS*
--------------------------------------------------------------------------------

                                   SIT          MORGAN STANLEY        LIPPER
                               INTERNATIONAL    CAPITAL INT'L         INT'L
                                GROWTH FUND      EAFE INDEX           INDEX
                                -----------      ----------           -----
1 Year                            28.70%            38.59%            36.00%
5 Year                           -33.36             -0.27             11.13
10 Year                           -2.78             54.81             67.80
Inception                         54.20             80.70            129.52
(11/1/91)

*AS OF 12/31/03                                             **NOT ANNUALIZED.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

--------------------------------------------------------------------------------
                               GROWTH OF $10,000
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

The sum of $10,000 invested at inception (11/1/91) and held until 12/31/03 would have grown to $15,420 in the Fund, or $18,070 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.

--------------------------------------------------------------------------------
                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------

                         Finance                23.5
           Electronic Technology                11.0
               Health Technology                10.4
                  Communications                 9.8
           Consumer Non-Durables                 7.6
               Consumer Services                 7.0
                 Energy Minerals                 6.9
         Sectors  Less Than 5.0%                23.1
         Cash & Other Net Assets                 0.7

SIT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
                                 TOP 10 HOLDINGS
--------------------------------------------------------------------------------
                          * Vodafone Group, p.l.c.
                          * Royal Bank of Scotland
                          * HSBC Holdings, p.l.c.
                          * ING Groep N.V.
                          * Novartis, A.G.
                          * Nestle, S.A.
                          * Nomura Holdings, Inc.
                          * Telefonica, S.A.
                          * Total, S.A.
                          * ASML Holding N.V., A.D.R.

                          Total Number of Holdings: 103

--------------------------------------------------------------------------------
     QUANTITY      NAME OF ISSUER                             MARKET VALUE($)(1)
--------------------------------------------------------------------------------
COMMON STOCKS (98.6%) (2)
   AFRICA/ MIDDLE EAST (2.8%)
     ISRAEL (2.8%)
           33,000  Amdocs, Ltd., A.D.R. (Tech. Services) (3)            741,840
           15,600  Teva Pharmaceutical, A.D.R. (Health Tech.)           884,676
                                                                  --------------
                                                                      1,626,516
                                                                  --------------
   ASIA (37.8%)
     AUSTRALIA (4.4%)
           42,663  Australia and New Zealand Banking
                     Group (Finance)                                    568,313
          104,852  BHP Billiton, Ltd. (Non-Energy Minerals)             963,018
           27,100  News Corp., Ltd., A.D.R. (Consumer Svcs.)            819,775
            1,500  Rio Tinto, p.l.c., A.D.R. (Non-Energy Minerals)      166,965
                                                                  --------------
                                                                      2,518,071
                                                                  --------------
     HONG KONG / CHINA (8.1%)
            5,000  China Life Insurance Co., Ltd., A.D.R.
                     (Finance) (3)                                      164,850
           47,500  CLP Holdings, Ltd.  (Utilities)                      226,377
          131,000  Citic Pacific, Ltd. (Industrial Services)            334,098
          199,000  Cnooc, Ltd. (Energy Minerals)                        389,613
           85,000  Henderson Land Development Co., Ltd.
                     (Finance)                                          375,535
           78,400  HSBC Holdings, p.l.c. (Finance)                    1,237,055
          321,915  Johnson Electric Holdings (Producer Mfg.)            410,500
          216,000  Li & Fung, Ltd. (Retail Trade)                       370,035
          698,000  Petrochina Co., Ltd.   (Energy Minerals)             400,085
          490,000  PICC Property & Casualty Co., Ltd.
                     (Finance) (3)                                      219,325
           35,000  Sun Hung Kai Properties, Ltd. (Finance)              289,653
          238,000  Tsingtao Brewing Co., Ltd. (Consumer Non-
                     Durables) 278,968
                                                                  --------------
                                                                      4,696,094
                                                                  --------------

--------------------------------------------------------------------------------
     QUANTITY      NAME OF ISSUER                             MARKET VALUE($)(1)
--------------------------------------------------------------------------------
     JAPAN (18.0%)
            7,800  AFLAC, Inc., A.D.R. (Finance)                        282,204
           14,000  Canon, Inc. (Electronic Technology)                  651,861
              137  East Japan Railway (Transportation)                  645,563
            9,000  Honda Motor Co., Ltd. (Producer Mfg.)                399,739
           28,000  Kao Corp. (Consumber Non-Durables)                   569,562
              100  Mitsubishi Tokyo Financial Group, Inc.
                     (Finance)                                          780,069
            1,900  NEC Electronics Corp. (Electronic
                     Technology)                                        138,994
           52,000  Nikko Cordial Corp. (Finance)                        289,671
            2,500  NITTO DENKO Corp. (Producer Manufacturing)           132,966
           63,000  Nomura Holdings, Inc. (Finance)                    1,072,828
              419  NTT DoCoMo, Inc. (Communications)                    950,051
           16,300  Shin-Etsu Chemical Co., Ltd. (Industrial Svcs.)      666,175
            5,000  SMC Corp. (Producer Manufacturing)                   622,376
           11,700  Sony Corp. (Consumer Durables)                       405,029
              190  Sumitomo Mitsui Financial Group, Inc.
                     (Finance)                                        1,012,317
           42,000  Takashimaya Co., Ltd. (Retail Trade)                 299,804
           14,000  Takeda Chemical (Health Technology)                  555,193
            7,600  Tokyo Electron, Ltd. (Electronic Tech.)              577,251
           10,500  Yamada Denki Co. (Consumer Durables)                 352,711
                                                                  --------------
                                                                     10,404,364
                                                                  --------------

     SINGAPORE (4.9%)
           72,846  DBS Group Holdings, Ltd. (Finance)                   630,534
           49,100  Flextronics Intl. (Electronic Tech.) (3)             728,644
          359,000  Neptune Orient Lines, Ltd. (Transportation) (3)      456,598
           23,000  Singapore Press Hldgs. (Consumer Services)           255,962
           65,000  Venture Corp. (Electronic Technology)                765,471
                                                                  --------------
                                                                      2,837,209
                                                                  --------------
     SOUTH KOREA (0.1%)
           28,023  Industrial Bank of Korea, G.D.R. (Finance) (3)       161,132
              350  Samsung Electronics Co., G.D.R.
                     (Electronic Technology)                             66,240
                                                                  --------------
                                                                        227,372
                                                                  --------------
     TAIWAN (1.5%)
           86,671  Hon Hai Precision (Electronic Technology)            340,812
           49,586  Taiwan Semiconductor, A.D.R. (Electronic
                     Technology)  (3)                                   507,761
                                                                  --------------
                                                                        848,573
                                                                  --------------
     THAILAND (0.8%)
          214,800  Advanced Info Services (Communications)              458,088
                                                                  --------------

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--------------------------------------------------------------------------------
     QUANTITY      NAME OF ISSUER                             MARKET VALUE($)(1)
--------------------------------------------------------------------------------

   EUROPE (54.0%)
     FINLAND (1.4%)
           45,600  Nokia Corp., A.D.R. (Electronic Tech.)               775,200
                                                                  --------------

     FRANCE (10.5%)
           35,252  AXA (Finance)                                        754,574
            7,523  Aventis, S.A. (Health Technology)                    497,232
           11,500  Business Objects, A.D.R. (Tech. Svcs.) (3)           398,705
           20,400  Business Objects (Tech. Services) (3)                711,478
            6,560  Carrefour, S.A. (Retail Trade)                       360,105
            3,554  Danone (Consumer Non-Durables)                       580,080
            5,503  L'oreal Co. (Consumer Non-Durables)                  451,179
           12,900  STMicroelectronics, A.D.R. (Elec. Tech.)             348,429
           11,800  Schlumberger, Ltd. (Industrial Svcs.)                645,696
            5,705  Total, S.A. (Energy Minerals)                      1,060,692
           10,337  Veolia Environment (Utilities)                       277,722
                                                                  --------------
                                                                      6,085,892
                                                                  --------------
     GERMANY (2.3%)
            4,172  Muenchener Rueckver (Finance)                        509,502
            2,782  SAP AG (Technology Services)                         469,515
            4,158  Siemens AG (Technology Services)                     333,039
                                                                  --------------
                                                                      1,312,056
                                                                  --------------
     IRELAND (1.3%)
           18,000  Allied Irish Banks p.l.c. (Finance)                  286,983
           63,700  Elan Corp., A.D.R. (Health Technology) (3)           438,893
                                                                  --------------
                                                                        725,876
                                                                  --------------
     ITALY (1.5%)
          105,957  Telecom Italia (Saving) (Communications)             314,075
           67,040  Telecom Italia (Ord.) (Communications) (3)           136,566
           76,550  Telecom Italia Mobile (Communications)               416,158
                                                                  --------------
                                                                        866,799
                                                                  --------------
     NETHERLANDS (6.1%)
           52,900  ASML Holding N.V., A.D.R.
                     (Electronic Technology) (3)                      1,060,645
           48,235  ING Groep N.V. (Finance)                           1,124,956
           13,542  Koninklijke (Royal) Philips Electronics N.V.
                     (Electronic Technology) (3)                        395,430
           18,200  Royal Dutch Petroleum, A.D.R.
                     (Energy Minerals)                                  953,498
                                                                  --------------
                                                                      3,534,529
                                                                  --------------

     SPAIN (1.9%)
           72,400  Telefonica, S.A. (Communications)                  1,062,987
                                                                  --------------

--------------------------------------------------------------------------------
     QUANTITY      NAME OF ISSUER                             MARKET VALUE($)(1)
--------------------------------------------------------------------------------

     SWITZERLAND (8.7%)
            9,328  Adecco, S. A. (Commercial Svcs.)                     599,617
           18,034  Credit Suisse Group (Finance)                        659,825
            4,331  Nestle, S.A. (Consumer Non-Durables)               1,082,093
           24,444  Novartis, A.G. (Health Technology)                 1,109,788
            5,115  Roche Holdings, A.G. (Health Tech.)                  515,946
           15,402  UBS, A.G. (Finance)                                1,054,821
                                                                  --------------
                                                                      5,022,090
                                                                  --------------
     UNITED KINGDOM (20.3%)
           47,783  Acambis, p.l.c.  (Health Technology)  (3)            261,108
           15,344  AstraZeneca, p.l.c. (Health Technology)              747,442
           12,900  BP p.l.c., A.D.R. (Energy Minerals)                  636,615
           96,569  Barclays, p.l.c. (Finance)                           861,343
           73,561  Burberry Group, p.l.c. (Retail Trade)                481,311
          155,409  Compass Group, p.l.c. (Consumer Services)          1,057,185
           41,900  Diageo, p.l.c. (Consumer Non-Durables)               551,306
           21,184  GlaxoSmithkline, A.D.R. (Health Tech.)               987,598
          140,204  Hilton Group, p.l.c. (Consumer Services)             564,094
           46,178  Pearson, p.l.c. (Consumer Services)                  514,182
           13,754  Reckitt Benckiser, p.l.c. (Cons. Non-Durables)       311,220
           43,482  Royal Bank of Scotland (Finance)                   1,281,240
          157,584  Tesco, p.l.c. (Retail Trade)                         727,113
           61,580  Unilever, p.l.c. (Consumer Non-Durables)             574,064
          615,723  Vodafone Group, p.l.c. (Communications)            1,526,604
            7,500  Vodafone Group, A.D.R. (Communications)              187,800
           45,800  WPP Group p.l.c. (Consumer Services)                 449,711
                                                                  --------------
                                                                     11,719,936
                                                                  --------------
   LATIN AMERICA (2.0%)
     BRAZIL (0.3%)
           10,500  Tele Norte Leste Participacoes, A.D.R.
                      (Communications)                                  162,015
                                                                  --------------

     MEXICO (1.7%)
           12,900  Telefonos de Mexico, A.D.R.
                     (Communications)                                   426,087
          194,030  Wal-Mart de Mexico (Retail Trade)                    553,052
                                                                  --------------
                                                                        979,139
                                                                  --------------
   NORTH AMERICA (2.0%)
     CANADA (2.0%)
           13,500  Precision Drilling Corp. (Industrial Svcs.) (3)      589,680
           11,500  Suncor Energy, Inc. (Energy Minerals)                288,190
            4,700  Talisman Energy, Inc. (Energy Minerals)              266,020
                                                                  --------------
                                                                      1,143,890
                                                                  --------------

Total common stocks                                                  57,006,696
                                                                  --------------
     (cost: $55,677,290)

See accompanying notes to portfolios of investments on page 40.

SIT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
     QUANTITY      NAME OF ISSUER                             MARKET VALUE($)(1)
--------------------------------------------------------------------------------

CLOSED-END MUTUAL FUND (0.7%) (2)
           15,500  India Fund (Consumer Services)                       390,600
                                                                  --------------
     (cost: $277,184)

SHORT TERM SECURITIES (0.0%) (2)
            1,000  Sit Money Market Fund, 0.58% (4)                       1,000
                                                                  --------------
     (cost: $1,000)

Total investments in securities
     (cost:  $55,955,474) (5)                                       $57,398,296
                                                                  ==============






See accompanying notes to portfolios of investments on page 40.


26
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                                                                              27

        SIT SMALL CAP GROWTH FUND
        SIX MONTHS ENDED DECEMBER 31, 2003
[PHOTO] ------------------------------------------------------------------------
        EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER


    The Sit Small Cap Growth Fund returned +15.67% over the past six months. This compares to +24.92% for the Russell 2000 Index.

A STRONG REBOUND
    After three years of negative returns, 2003 proved to be a rewarding year for participants in the equity markets. In addition, small cap stocks turned in another strong performance compared to larger issues. In fact, 2003 marked the fifth consecutive year where the Russell 2000 Index outperformed the Russell 1000 Index. Equity markets surged following the end of the Iraqi conflict, and momentum was sustained through the second half of 2003, as the economy began to show clear signs of rebounding. For the first time in three years, we begin a new year with positive market sentiment and tangible signs of a global economic upturn.

SPECULATIVE STOCKS LEAD THE PACK IN 2003
    In 2003, investors showed a strong preference for more speculative issues, regardless of the long-term fundamental appeal. For example, within the Russell 2000 Index, many of the best performers included companies without positive earnings, with stock prices under $5, and with poor balance sheets. These types of stocks are not emphasized within the Fund. We believe our not investing in these speculative stocks accounted for much of the Fund's relative under-performance in the short run. Health technology and electronic technology were the two sectors with high speculative activity that drove most of the shortfall.

SMALL CAP LEADERSHIP SHIFT EXPECTED
    Although we believe the foundation is in place for another good year in 2004, we expect a change in market leadership will occur during the year ahead, particularly within small cap investing. We believe our shareholders will benefit from a market shift to "higher quality" investments, as investors gravitate towards companies with improving earnings, attractive valuations, and sustainable business models. Our research team remains focused on identifying the best long-term investment opportunities for our shareholders.

--------------------------------------------------------------------------------
                        INVESTMENT OBJECTIVE AND STRATEGY
--------------------------------------------------------------------------------

    The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of small growth companies with capitalizations of $2.5 billion or less at the time of purchase.
    The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company's earnings growth is the primary determinant of its potential long-term return and evaluates a company's potential for above average long-term earnings and revenue growth.

--------------------------------------------------------------------------------
                             PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

              Net Asset Value 12/31/03:       $25.03 Per Share
                               6/30/03:       $21.64 Per Share

                      Total Net Assets:       $219.2 Million

           Weighted Average Market Cap:       $2.4 Billion

--------------------------------------------------------------------------------
                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------

             Electronic Technology                 24.7

                           Finance                 11.9

                 Health Technology                 11.8

               Technology Services                  9.0

                      Retail Trade                  5.6

             Sectors 5.0% and Less                 34.9

                    Cash and Other
                        Net Assets                  2.1

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--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

                                   SIT                       RUSSELL
                                 SMALL CAP   RUSSELL 2000     2000
                                GROWTH FUND     INDEX      GROWTH INDEX
                                -----------     -----      ------------
3 Month**                         10.02%        14.52%        12.69%
6 Month**                         15.67         24.92         24.48
1 Year                            34.57         47.25         48.53
3 Year                           -10.66          6.27         -2.04
5 Year                             9.59          7.13          0.85
Inception                         13.69         10.72          6.91
(7/1/94)

--------------------------------------------------------------------------------
                           CUMULATIVE TOTAL RETURNS*
--------------------------------------------------------------------------------

                                   SIT                       RUSSELL
                                 SMALL CAP   RUSSELL 2000     2000
                                GROWTH FUND     INDEX      GROWTH INDEX
                                -----------     -----      ------------
1 Year                            34.57%        47.25%        48.53%
3 Year                           -28.70         20.00         -5.99
5 Year                            58.05         41.11          4.34
Inception                        238.56        163.41         88.76
(7/1/94)

*AS OF 12/31/03                                         **NOT ANNUALIZED.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDEX AND THE RUSSELL 2000 GROWTH INDEX.

--------------------------------------------------------------------------------
                                GROWTH OF $10,000
--------------------------------------------------------------------------------

The sum of $10,000 invested at inception (7/1/94) and held until 12/31/03 would have grown to $33,856 in the Fund, or $26,341 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.

--------------------------------------------------------------------------------
                                TOP 10 HOLDINGS
--------------------------------------------------------------------------------

                     *  New York Community Bancorp, Inc.
                     *  Coach, Inc.
                     *  Business Objects S.A., A.D.R.
                     *  Chico's FAS, Inc.
                     *  Affiliated Managers Group, Inc.
                     *  XTO Energy, Inc.
                     *  Intersil Corp.
                     *  NetScreen Technologies, Inc.
                     *  Cuno, Inc.
                     *  Cymer, Inc.

                          Total Number of Holdings: 91

SIT SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
           QUANTITY   NAME OF ISSUER                          MARKET VALUE($)(1)
--------------------------------------------------------------------------------
COMMON STOCKS (97.9%) (2)
     COMMERCIAL SERVICES (2.6%)
             74,200   Performance Food Group Co. (3)               2,683,814
            358,100   SkillSoft, A.D.R. (3)                        3,097,565
                                                           ------------------
                                                                   5,781,379
                                                           ------------------
     CONSUMER DURABLES (1.8%)
             24,700   Polaris Industries, Inc.                     2,187,926
             64,000   WMS Industries, Inc. (3)                     1,676,800
                                                           ------------------
                                                                   3,864,726
                                                           ------------------
     CONSUMER NON-DURABLES (3.0%)
            142,700   Coach, Inc. (3)                              5,386,925
             30,000   Liz Claiborne, Inc.                          1,063,800
                                                           ------------------
                                                                   6,450,725
                                                           ------------------
     CONSUMER SERVICES (2.6%)
             56,600   Career Education Corp. (3)                   2,267,962
             79,300   Emmis Communications Corp. (3)               2,145,065
             26,000   Getty Images, Inc. (3)                       1,303,380
                                                           ------------------
                                                                   5,716,407
                                                           ------------------
     ELECTRONIC TECHNOLOGY (24.7%)
             61,550   Applied Micro Circuits Corp. (3)               368,069
            118,600   At Road, Inc. (3)                            1,577,380
              7,000   Avid Technology, Inc. (3)                      336,000
             16,850   Benchmark Electronics, Inc. (3)                586,548
            130,950   Brooks Automation, Inc. (3)                  3,165,061
            322,400   ChipPAC, Inc. (3)                            2,447,016
             39,150   Cognex Corp.                                 1,105,596
            288,050   Cray, Inc. (3)                               2,860,336
             87,200   Cymer, Inc. (3)                              4,027,768
            122,850   Emulex Corp. (3)                             3,277,638
            172,950   Extreme Networks, Inc. (3)                   1,246,969
            139,500   Foundry Networks, Inc. (3)                   3,816,720
             51,150   Integrated Circuit Systems, Inc. (3)         1,457,263
            178,460   Intersil Corp.                               4,434,731
             77,500   InVision Technologies, Inc. (3)              2,601,675
             80,125   Kronos, Inc. (3)                             3,173,751
             54,500   Lexar Media, Inc. (3)                          949,935
            167,850   NetScreen Technologies, Inc. (3)             4,154,288
             22,750   OmniVision Technologies, Inc. (3)            1,256,938
             83,200   Silicon Laboratories, Inc. (3)               3,595,904
            330,300   Sonus Networks, Inc. (3)                     2,497,068
             69,800   Varian Semiconductor Equip.
                        Associates, Inc. (3)                       3,049,562
             15,700   Zebra Technologies Corp. (3)                 1,042,009
             65,395   Zoran Corp. (3)                              1,137,219
                                                           ------------------
                                                                  54,165,444
                                                           ------------------

--------------------------------------------------------------------------------
           QUANTITY   NAME OF ISSUER                          MARKET VALUE($)(1)
--------------------------------------------------------------------------------

     ENERGY MINERALS (2.1%)
            159,433   XTO Energy, Inc.                             4,511,954
                                                           ------------------

     FINANCE (11.9%)
             66,850   Affiliated Managers Group, Inc. (3)          4,652,091
             44,000   Aspen Insurance Holdings, Ltd. (3)           1,091,640
             27,000   Legg Mason, Inc.                             2,083,860
             62,050   Mercury General Corp.                        2,888,428
            183,340   New York Community Bancorp, Inc.             6,976,087
             36,150   PartnerRe, Ltd.                              2,098,508
             89,000   Platinum Underwriters Holdings, Ltd.         2,670,000
             64,920   UCBH Holdings, Inc.                          2,529,932
             26,350   Wintrust Financial Corp.                     1,188,385
                                                           ------------------
                                                                  26,178,931
                                                           ------------------
     HEALTH SERVICES (4.4%)
             39,650   Accredo Health, Inc. (3)                     1,253,337
             37,500   AdvancePCS (3)                               1,974,750
             14,450   Covance, Inc. (3)                              387,260
             11,050   e-Research Technology, Inc. (3)                280,891
             64,450   Stericycle, Inc. (3)                         3,009,815
             49,950   Universal Health Services, Inc.              2,683,314
                                                           ------------------
                                                                   9,589,367
                                                           ------------------

     HEALTH TECHNOLOGY (11.8%)
             43,500   Amylin Pharmaceuticals, Inc. (3)               966,570
            118,300   Biosite, Inc. (3)                            3,424,785
             52,500   Celgene Corp. (3)                            2,363,550
            133,500   Cell Therapeutics, Inc. (3)                  1,161,450
            241,550   CryoLife, Inc. (3)                           1,396,159
             41,500   Invitrogen Corp. (3)                         2,905,000
             35,450   Neurocrine Biosciences, Inc. (3)             1,933,443
             70,750   NPS Pharmaceuticals, Inc. (3)                2,174,855
             61,650   Pharmaceutical Resources, Inc. (3)           4,016,498
            162,700   Sangamo BioSciences, Inc. (3)                  901,358
             16,750   Telik, Inc. (3)                                385,418
             27,950   Varian Medical Systems, Inc.  (3)            1,931,345
             78,400   Wright Medical Group, Inc. (3)               2,386,496
                                                           ------------------
                                                                  25,946,927
                                                           ------------------
     INDUSTRIAL SERVICES (3.0%)
            130,400   Chicago Bridge & Iron Co.                    3,768,560
             65,500   Smith International, Inc. (3)                2,719,560
                                                           ------------------
                                                                   6,488,120
                                                           ------------------
     PROCESS INDUSTRIES (3.5%)
             89,900   Cuno, Inc. (3)                               4,048,197
             86,450   Millipore Corp. (3)                          3,721,673
                                                           ------------------
                                                                   7,769,870


                                                           ------------------
30

-----------------------------------------------------------------------[GRAPHIC]

--------------------------------------------------------------------------------
           QUANTITY   Name of Issuer                          MARKET VALUE($)(1)
--------------------------------------------------------------------------------

     PRODUCER MANUFACTURING (4.9%)
             23,600   AMETEK, Inc.                                 1,138,936
             10,800   Dionex Corp. (3)                               497,016
             83,100   DRS Technologies, Inc. (3)                   2,308,518
             60,000   Gardner Denver, Inc. (3)                     1,432,200
             33,500   Jacobs Engineering Group, Inc.  (3)          1,608,335
             53,500   Joy Global, Inc.                             1,399,025
             45,800   Roper Industries, Inc.                       2,256,108
                                                           ------------------
                                                                  10,640,138
                                                           ------------------
     RETAIL TRADE (5.6%)
             41,000   Advance Auto Parts, Inc. (3)                 3,337,400
            130,850   Chico's FAS, Inc. (3)                        4,834,907
             59,950   Cost Plus, Inc. (3)                          2,457,950
             57,000   PETCO Animal Supplies, Inc. (3)              1,735,650
                                                           ------------------
                                                                  12,365,907
                                                           ------------------
     TECHNOLOGY SERVICES (9.0%)
            154,550   Business Objects S.A., A.D.R. (3)            5,358,249
             33,100   CACI International, Inc. (3)                 1,609,322
            180,700   Citrix Systems, Inc. (3)                     3,832,647
             32,450   Hyperion Solutions Corp. (3)                   978,043
             91,450   Informatica Corp. (3)                          941,935
             82,700   Mercury Interactive Corp. (3)                4,022,528
            211,000   Quest Software, Inc. (3)                     2,996,200
                                                           ------------------
                                                                  19,738,924
                                                           ------------------
     TRANSPORTATION (2.0%)
             58,700   C.H. Robinson Worldwide, Inc.                2,225,317
             59,500   UTI Worldwide, Inc.                          2,256,835
                                                           ------------------
                                                                   4,482,152
                                                           ------------------
     UTILITIES (5.0%)
            446,900   Calpine Corp. (3)                            2,149,589
             66,700   Equitable Resources, Inc.                    2,862,764
             66,000   Questar Corp.                                2,319,900
            149,500   Southwestern Energy Co. (3)                  3,573,050
                                                           ------------------
                                                                  10,905,303
                                                           ------------------

Total common stocks
       (cost: $179,338,154)                                      214,596,274
                                                           ------------------

SHORT-TERM SECURITIES (1.7%) (2)
          3,808,000   Sit Money Market Fund, 0.58% (4)             3,808,000
                                                           ------------------
       (cost:  $3,808,000)

Total investments in securities
       (cost: $183,146,154) (5)                                 $218,404,274
                                                           ==================

See accompanying notes to portfolios of investments on page 40.

        SIT SCIENCE AND TECHNOLOGY GROWTH FUND
        SIX MONTHS ENDED DECEMBER 31, 2003
[PHOTO] ------------------------------------------------------------------------
        EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER


   The Sit Science and Technology Growth Fund returned +17.64% over the last six months, compared to the +15.14% return for the S&P 500 Index.

A DRAMATIC CHANGE IN SENTIMENT
   Science and technology stocks continued their strong performance during the second half of 2003, as attractive valuations and improving economic conditions fueled the advance. The long-awaited upturn in business capital spending has begun, and it is clearly translating into stronger revenues for the companies held in the Fund. For example, last quarter the median sales growth rate for companies held in the Fund was +20% over the prior year, accelerating to post the highest figure since the downturn began in early 2000. In addition, the improvements appear to be broad-based across a number of industries, including semiconductors, storage, software, security, and Internet-focused companies.

TECHNOLOGY OUTPERFORMED HEALTH CARE
   In absolute terms, the major technology sectors outperformed health care by a wide margin during the second half of the year. This is not surprising since technology fundamentals are more closely linked with economic trends. The Fund's strong returns in both electronic technology and technology services drove its out-performance to the S&P 500, with particularly strong returns coming from Business Objects (six-month return of +59%), Symantec (+57%), Documentum (+55%), Intel (+54%), and Xilinx (+53%). The Fund was most negatively impacted by under-performance in the health technology sector, by our position in Biovail (-60% over the period), in particular.

STRONG FUNDAMENTALS IN PLACE
   We believe that the 2003 turnaround is sustainable into the new year. The global economy is improving, capital spending is on the rise, and intense cost cutting by many technology companies over the past three years should cause increases in revenue growth to have an outsized impact on the bottom line for most companies. We believe that the companies held in the Fund will be beneficiaries of improving business fundamentals in 2004.

--------------------------------------------------------------------------------
                        INVESTMENT OBJECTIVE AND STRATEGY
--------------------------------------------------------------------------------

   The objective of the Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies principally engaged in science and technology business activities. Such companies include those whose assets, gross income, or net profits are significantly committed to, or derived from, science and technology. The Adviser seeks stocks of science and technology companies having superior growth potential in virtually any industry in which they may be found.

--------------------------------------------------------------------------------
                                PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

             Net Asset Value 12/31/03:          $9.47 Per Share
                              6/30/03:          $8.05 Per Share

                     Total Net Assets:          $18.0 Million

          Weighted Average Market Cap:          $30.8 Billion

--------------------------------------------------------------------------------
                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------

                 Electronic Technology             41.1

                   Technology Services             27.7

                     Health Technology             17.7

                Sectors less than 3.0%             11.3

               Cash & Other Net Assets              2.2

-----------------------------------------------------------------------[GRAPHIC]


--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

                                       SIT
                                    SCIENCE AND
                                     TECHNOLOGY                S&P
                                    GROWTH FUND             500 INDEX
                                    -----------             ---------
3 Month**                              11.02%                 12.18%
6 Month**                              17.64                  15.14
1 Year                                 40.09                  28.68
3 Years                                -25.93                 -4.05
5 Years                                -6.72                  -0.57
Inception                              -0.38                  3.78
(12/31/97)

--------------------------------------------------------------------------------
                           CUMULATIVE TOTAL RETURNS*
--------------------------------------------------------------------------------

                                       SIT
                                    SCIENCE AND
                                     TECHNOLOGY                S&P
                                    GROWTH FUND             500 INDEX
                                    -----------             ---------
1 Year                                 40.09%                 28.68%
3 Years                                -59.36                 -11.67
5 Years                                -29.38                 -2.82
Inception                              -2.26                  24.95
(12/31/97)

*AS OF 12/3103                                     **NOT ANNUALIZED.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S & P 500 INDEX.

--------------------------------------------------------------------------------
                         GROWTH OF $10,000
--------------------------------------------------------------------------------

The sum of $10,000 invested at inception (12/31/97) and held until 12/31/03 would have declined to $9,774 in the Fund or grown to $12,495 in the S&P 500 Index.

--------------------------------------------------------------------------------
                            TOP 10 HOLDINGS
--------------------------------------------------------------------------------

                            * Cisco Systems, Inc.
                            * Symantec Corp.
                            * Analog Devices, Inc.
                            * Genetech, Inc.
                            * Amgen, Inc.
                            * Qualcomm, Inc.
                            * Foundry Networks, Inc.
                            * Veritas Software Corp.
                            * Adobe Systems, Inc.
                            * St. Jude Medical, Inc.

                          Total Number of Holdings: 64

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003 (UNAUDITED)

------------------------------------------------------------------------------
          QUANTITY   NAME OF ISSUER                         MARKET VALUE($)(1)
------------------------------------------------------------------------------
COMMON STOCKS (97.8%) (2)

   COMMUNICATIONS (2.0%)
            12,600   Nextel Communications, Inc. (3)                353,556
                                                        --------------------

   CONSUMER DURABLES (2.0%)
             7,600   Electronic Arts, Inc. (3)                      363,128
                                                        --------------------

   CONSUMER SERVICES (1.0%)
             9,600   Time Warner, Inc. (3)                          172,704
                                                        --------------------

   ELECTRONIC TECHNOLOGY (41.1%)
             6,800   Agilent Technologies, Inc. (3)                 198,832
            10,000   Analog Devices, Inc.                           456,500
            13,800   Applied Materials, Inc. (3)                    309,810
            10,400   ASML Holding N.V. (3)                          208,520
            11,800   At Road, Inc. (3)                              156,940
             9,000   Broadcom Corp. (3)                             306,810
            10,400   Brooks Automation, Inc. (3)                    251,368
            25,200   Cisco Systems, Inc. (3)                        612,108
             6,400   Cognex Corp.                                   180,736
            37,000   Cray, Inc. (3)                                 367,410
             3,600   Cymer, Inc. (3)                                166,284
             9,000   Dell Computer Corp. (3)                        305,640
            19,100   EMC Corp. (3)                                  246,772
            14,800   Foundry Networks, Inc. (3)                     404,928
             7,800   Hewlett-Packard Co.                            179,166
            11,200   Intel Corp.                                    360,640
            11,000   Jabil Circuit, Inc. (3)                        311,300
             6,200   KLA-Tencor Corp. (3)                           363,754
            14,400   Netscreen Technologies, Inc. (3)               356,400
             8,000   Novellus Systems, Inc. (3)                     336,400
             7,700   Qualcomm, Inc.                                 415,261
            40,200   Sonus Networks, Inc. (3)                       303,912
             7,800   Synopsys, Inc. (3)                             263,328
             9,000   Xilinx, Inc. (3)                               348,660
                                                        --------------------
                                                                  7,411,479
                                                        --------------------
   HEALTH SERVICES (1.1%)
             8,100   e-Research Technology, Inc. (3)                205,902
                                                        --------------------

   HEALTH TECHNOLOGY (17.7%)
             7,200   Amgen, Inc. (3)                                444,960
            10,000   Boston Scientific Corp. (3)                    367,600
            44,400   Elan Corp., A.D.R (3)                          305,916
             4,800   Genentech, Inc. (3)                            449,136
             5,000   Genzyme Corp. (3)                              246,700
             3,800   Gilead Sciences, Inc. (3)                      220,932

------------------------------------------------------------------------------
          QUANTITY   NAME OF ISSUER                         MARKET VALUE($)(1)
------------------------------------------------------------------------------

             3,400   MedImmune, Inc. (3)                             86,360
             4,600   Medtronic, Inc.                                223,606
            21,600   Sangamo BioSciences, Inc. (3)                  119,664
            30,000   StemCells, Inc. (3)                             59,400
             6,000   St. Jude Medical, Inc. (3)                     368,100
             5,400   Teva Pharmaceutical, Ltd., A.D.R.              306,234
                                                        --------------------
                                                                  3,198,608
                                                        --------------------
   PROCESS INDUSTRIES (1.2%)
             5,000   Millipore Corp. (3)                            215,250
                                                        --------------------

   PRODUCER MANUFACTURING (2.7%)
             8,000   American Power Conversion Corp.                195,600
            11,400   Thermo Electron Corp. (3)                      287,280
                                                        --------------------
                                                                    482,880
                                                        --------------------
   RETAIL TRADE (1.3%)
             3,600   eBay, Inc. (3)                                 232,524
                                                        --------------------

   TECHNOLOGY SERVICES (27.7%)
             9,400   Adobe Systems, Inc.                            369,420
            12,800   Amdocs, Ltd. (3)                               287,744
            14,200   BEA Systems, Inc. (3)                          174,660
             7,800   Business Objects, A.D.R. (3)                   270,426
             4,000   CACI International, Inc. (3)                   194,480
             4,200   Cadence Design Systems, Inc. (3)                75,516
            12,000   Check Point Software Technology (3)            201,840
             8,600   Citrix Systems, Inc. (3)                       182,406
             8,200   Cognos, Inc. (3)                               251,084
             5,000   First Data Corp.                               205,450
             7,600   Fiserv, Inc. (3)                               300,276
            20,600   Informatica Corp. (3)                          212,180
             4,000   Intuit, Inc. (3)                               211,640
             6,900   Mercury Interactive Corp. (3)                  335,616
             9,000   Microsoft Corp.                                247,860
             7,800   SAP, A.D.R.                                    324,168
            14,000   Symantec Corp. (3)                             485,100
            10,800   Veritas Software Corp. (3)                     401,328
             6,000   Yahoo!, Inc. (3)                               271,020
                                                        --------------------
                                                                  5,002,214
                                                        --------------------

Total common stocks                                              17,638,245
                                                        --------------------
   (cost: $16,029,059)

SHORT-TERM SECURITIES (1.0%) (2)
           172,000   Sit Money Market Fund, 0.58% (4)               172,000
                                                        --------------------
   (cost: $172,000)

Total investments in securities
   (cost: $16,201,059)                                          $17,810,245
                                                        ====================

See accompanying notes to portfolios of investments on page 40.


34
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                                                                              35

        SIT DEVELOPING MARKETS GROWTH FUND
        SIX MONTHS ENDED DECEMBER 31, 2003
[PHOTO] ------------------------------------------------------------------------
        SENIOR PORTFOLIO MANAGERS
        EUGENE C. SIT, CFA AND ROGER J. SIT


   The Sit Developing Markets Growth Fund returned +27.81% for six months ended December 31, 2003 compared with +33.09% for the MSCI Emerging Markets Free Index (the "Index") and +31.50% for the MSCI Emerging Markets Free Growth Index. The Fund's holdings in Brazil and Mexico drove the relative underperformance due to stock selection. Israel also caused relative underperformance due to our stock selection and overweighting. Conversely, our holdings in India and China outperformed the Index.

ASIAN GROWTH LEADS THE WORLD
   The Fund's weight in Asia was 68.5% versus 54.1% for the Index. Robust economic growth is taking place in Asia, powered by China's industrial and urbanization trends, which are rapidly bidding up commodity prices. Exports are rising now that IT expenditures are picking up and domestic consumption is strengthening. The possible slowing of China's robust economic growth is a concern, as is the possible reoccurrence of SARS. In China we added Tsingtao Brewery (food beverage & tobacco), Ports Design (luxury goods) and PICC Property and Casualty (insurance) to capitalize on consumer growth. We also added POSCO, a steel producer in Korea, to benefit from rising commodity prices.

BRAZIL EMPHASIZED OVER MEXICO
   The Fund had a weighting of 18.4% in Latin America versus the Index weight of 19.1%. We continue to maintain a material weight as the political environment and economic outlook improve and inflation remains relatively low. However, we have been shifting our weight to Brazil from Mexico, which faces political uncertainty, tax reform issues, and long-term competitive challenges from Asia. In Brazil we expect strong economic growth as interest rates decline and the fiscal outlook improves. We recently added Companhia Vale do Rio Doce, a Brazilian materials firm.

LESS EMPHASIS IN OTHER REGIONS
   We remain materially underweight in the Middle East, Emerging Europe and Africa (11.2% versus 26.8% for the Index). In Israel, we own two generic pharmaceutical companies, Teva and Taro, both of which should benefit from health care reform in Europe. For consumer exposure to India's growth, we added ICICI Bank.

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVE AND STRATEGY
--------------------------------------------------------------------------------

   The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

--------------------------------------------------------------------------------
                                PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

            Net Asset Value 12/31/03:        $10.32 Per Share
                             6/30/03:         $8.12 Per Share

                    Total Net Assets:         $9.1 Million

         Weighted Average Market Cap:        $36.8 Billion

--------------------------------------------------------------------------------
                        PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
                                  [BAR CHART]

                                   SIT DEVELOPING         MSCI EMERGING
                                MARKETS GROWTH FUND    MARKETS FREE INDEX

                          Asia         68.5                     54.1

                 Latin America         18.4                     19.1

                       Africa/          9.9                     17.6
                   Middle East

                        Europe          1.3                      9.2

                Cash and Other          1.9                      0.0
                    Net Assets

-----------------------------------------------------------------------[GRAPHIC]

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

                                SIT                  MSCI                LIPPER
                            DEVELOPING             EMERGING             EMERGING
                              MARKETS               MARKETS              MARKETS
                            GROWTH FUND           FREE INDEX              INDEX
                            -----------           ----------              -----
   3 Month**                   15.31%               17.25%               18.68%
   6 Month**                   27.81                33.09                35.34
   1 Year                      45.96                51.59                56.94
   3 Year                       1.59                 9.88                13.04
   5 Year                       5.96                 8.17                11.02
   Inception                    0.47                -0.83                 1.79
      (7/1/94)

--------------------------------------------------------------------------------
                           CUMULATIVE TOTAL RETURNS*
--------------------------------------------------------------------------------

                                SIT                  MSCI                LIPPER
                            DEVELOPING             EMERGING             EMERGING
                              MARKETS               MARKETS              MARKETS
                            GROWTH FUND           FREE INDEX              INDEX
                            -----------           ----------              -----
   1 Year                      45.96%               51.59%               56.94%
   3 Year                       4.84                32.65                44.45
   5 Year                      33.58                48.10                68.65
   Inception                    4.56                -7.60                18.36
      (7/1/94)

    *AS OF 12/31/03                                            **NOT ANNUALIZED.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MSCI EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

--------------------------------------------------------------------------------
                         GROWTH OF $10,000
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

     The sum of $10,000 invested at inception (7/1/94) and held until 12/31/03 would have increased to $10,456 in the Fund, or declined to $9,240 in the Morgan Stanley Capital Int'l Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.

--------------------------------------------------------------------------------
                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------

              Electronic Technology               16.4
                     Communications               14.9
                            Finance               14.6
                    Energy Minerals               11.9
                 Non-EnergyMinerals                9.7
                       Retail Trade                8.6
                  Consumer Services                8.2
             Sectors less than 5.0%               13.8
                    Cash and Other
                        Net Assets                 1.9

SIT DEVELOPING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECMEBER 31, 2003

--------------------------------------------------------------------------------
                               10 LARGEST HOLDINGS
--------------------------------------------------------------------------------

                        * Samsung Electronics
                        * Petrochina Co.
                        * India Fund
                        * BHP Billiton Limited, A.D.R.
                        * Taiwan Semiconductor
                        * HSBC Holdings p.l.c.
                        * Hon Hai Precision Industry
                        * Teva Pharmaceutical, A.D.R.
                        * Anglo American p.l.c.
                        * Wal-Mart de Mexico

                          Total Number of Holdings: 58

------------------------------------------------------------------------------
       QUANTITY  NAME OF ISSUER                             MARKET VALUE($)(1)
------------------------------------------------------------------------------

COMMON STOCKS (92.6%) (2)
   AFRICA/ MIDDLE EAST (9.9%)
    ISRAEL (7.0%)
          8,500  Amdocs, Ltd. (Technology Services) (3)                 191,080
          2,600  Taro Pharmaceutical Industries, Ltd.
                  (Health Technology) (3)                               167,700
          4,900  Teva Pharmaceutical, A.D.R.
                  (Health Technology)                                   277,879
                                                                   -------------
                                                                        636,659
                                                                   -------------
    SOUTH AFRICA (2.9%)
         12,100  Anglo American p.l.c. (Non-Energy Minerals)            261,447
                                                                   -------------

   ASIA (63.0%)
    AUSTRALIA (4.3%)
         21,410  BHP Billiton, Ltd., A.D.R. (Non-Energy
                  Minerals)                                             390,947
                                                                   -------------

    CHINA / HONG KONG (17.7%)
         32,000  China Mobile (Hong Kong), Ltd.
                  (Communications)                                       98,305
         49,000 Citic Pacific, Ltd. (Industrial Services)               124,968
          9,000  CLP Holdings (Utilities)                                42,893
         38,000  CNOOC, Ltd. (Energy Minerals)                           74,399
         19,600  HSBC Holdings p.l.c. (Finance)                         309,264
         22,962  Johnson Electric Holdings, Ltd.
                  (Producer Manufacturing)                               29,281
         42,000  Li & Fung, Ltd. (Retail Trade)                          71,951
        876,000  PetroChina Co. (Energy Minerals)                       502,112
        276,000  PICC Property & Casualty Co., Ltd.
                  (Finance) (3)                                         123,538
         55,627  Ports Design, Ltd. (Retail Trade) (3)                   99,953

------------------------------------------------------------------------------
       QUANTITY  NAME OF ISSUER                             MARKET VALUE($)(1)
------------------------------------------------------------------------------

         13,000  Sun Hung Kai Properties, Ltd. (Finance)                107,585
         16,000  Tsingtao Brewery Co., Ltd.
                  (Consumer Non-Durables)                                18,754
                                                                   -------------
                                                                      1,603,003
                                                                   -------------
    INDIA (0.7%)
          4,000  ICICI Bank, A.D.R. (Finance)                            68,720
                                                                   -------------

    MALAYSIA (2.1%)
         47,000  Maxis Berhad (Communications)                           93,382
         17,500  Nestle Berhad (Consumer Non-Durables)                  100,395
                                                                   -------------
                                                                        193,777
                                                                   -------------
    PHILIPPINES (1.2%)
        912,000  SM Prime Holdings, Inc. (Retail Trade)                 106,772
                                                                   -------------

    RUSSIA (3.5%)
            700  LUKOIL, A.D.R. (Energy Minerals)                        65,100
            600  Mobile Telesystems, A.D.R.
                  (Communications) (3)                                   49,680
          1,000  Vimpel Communications, A.D.R.
                  (Communications) (3)                                   73,500
          3,000  YUKOS, A.D.R. (Energy Minerals)                        127,800
                                                                   -------------
                                                                        316,080
                                                                   -------------
    SINGAPORE (4.7%)
         17,097  DBS Group Holdings, Ltd. (Finance)                     147,987
         54,000  Neptune Orient Lines, Ltd.
                  (Transportation) (3)                                   68,680
         18,000  Venture Corp., Ltd. (Electronic Tech.)                 211,977
                                                                   -------------
                                                                        428,644
                                                                   -------------
    SOUTH KOREA (15.5%)
          8,507  Industrial Bank of Koea (Finance) (3)                   48,915
          2,200  Kookmin Bank (Finance)                                  82,442
            600  Kookmin Bank, A.D.R. (Finance)                          22,704
          2,500  KT Corp. (Communications)                               93,580
          5,000  POSCO, A.D.R. (Non-Energy Minerals)                    169,850
          1,569  Samsung Electronics (Electronic
                  Technology)                                           593,889
         10,100  Shinhan Financial Group (Finance)                      161,481
            570  Shinsegae Co., Ltd. (Retail Trade)                     138,733
          5,100  SK Telecom Co., A.D.R. (Communications)                 95,115
                                                                   -------------
                                                                      1,406,709
                                                                   -------------

    TAIWAN (7.5%)
         77,950  Hon Hai Precision Industry (Electronic
                  Technology)                                           306,519
        201,302  Taiwan Semiconductor Co. (Electronic
                  Technology)                                           376,515
                                                                   -------------
                                                                        683,034


                                                                   -------------
38

-----------------------------------------------------------------------[GRAPHIC]

------------------------------------------------------------------------------
       QUANTITY  NAME OF ISSUER                             MARKET VALUE($)(1)
------------------------------------------------------------------------------

    THAILAND (5.8%)
         94,600  Advanced Info Service Public Co., Ltd.                 201,746
                  (Communications)
         50,600  Bangkok Bank Public Co., Ltd. (Finance) (3)            146,861
         15,600  BEC World Public Co. (Consumer Services)                88,980
        278,800  Land & Houses Public Co., Ltd. (Consumer
                  Durables)                                              89,362
                                                                   -------------
                                                                        526,949
                                                                   -------------
   EUROPE (1.3%)
    SPAIN (1.3%)
          2,592  Telefonica, A.D.R. (Communications)                    114,541
                                                                   -------------

   LATIN AMERICA (18.4%)
    BRAZIL (9.9%)
     19,936,532  Banco Bradesco S.A. (Finance)                          105,038
          2,000  Brasil Telecom, A.D.R. (Communications)                 75,600
          1,000  Companhia Vale do Rio Doce, A.D.R.
                  (Non-Energy Minerals) (3)                              58,500
          3,883  Embraer de Aeronautica, A.D.R.
                  (Transportation)                                      136,022
          4,900  Pao de Acucar, A.D.R. (Retail Trade)                   123,235
          5,860  Petrobras (Energy Minerals)                            155,183
          5,300  Petrobras, A.D.R. (Energy Minerals)                    154,972
          6,100  Tele Norte Leste Participacoes, A.D.R.
                  (Communications) 94,123
                                                                   -------------
                                                                        902,673
                                                                   -------------
    MEXICO (8.5%)
          6,200  America Movil, A.D.R. (Communications)                 169,508
          4,100  Grupo Televisa S.A., A.D.R. (Consumer
                    Services)                                           163,426
          5,900  Telefonos de Mexico, A.D.R.
                  (Communications)                                      194,877
         84,770  Wal-Mart de Mexico (Retail Trade)                      241,623
                                                                   -------------
                                                                        769,434
                                                                   -------------

Total common stocks                                                   8,409,389
                                                                   -------------
    (cost:  $6,514,562)

CLOSED-END MUTUAL FUND (5.5%) (2)
         19,640  India Fund (Consumer Services)                         494,928
                                                                   -------------
    (cost:  $336,404)

SHORT-TERM SECURITIES (0.6%) (2)
         52,000  Sit Money Market Fund, 0.58% (4)                        52,000
                                                                   -------------
    (cost:  $52,000)

Total investments in securities
    (cost:  $6,902,966) (5)                                          $8,956,317
                                                                   =============

See accompanying notes to portfolios of investments on page 40.

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SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO PORTFOLIOS OF INVESTMENTS


(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)  Percentage figures indicate percentage of total net assets.

(3)  Presently non-income producing securities.

(4) This security represents an investment in an affiliated party. See note 3 to the accompanying financial statements.

(5) At December 31, 2003, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                                                LARGE CAP          MID CAP         INTERNATIONAL
                                                             BALANCED            GROWTH             GROWTH             GROWTH
                                                               FUND               FUND               FUND               FUND
                                                         ---------------    ---------------    ---------------    ---------------
Cost for federal income tax purposes                     $    16,940,642    $    57,237,079    $   156,408,471    $    55,955,474
                                                         ===============    ===============    ===============    ===============

Unrealized appreciation (depreciation) on investments:
            Gross unrealized appreciation                $     1,504,099    $    11,085,190    $    41,708,325    $     8,267,176
            Gross unrealized depreciation                     (1,170,082)        (6,228,058)        (8,483,146)        (6,824,354)
                                                         ---------------    ---------------    ---------------    ---------------

Net unrealized appreciation (depreciation)               $       334,017    $     4,857,132    $    33,225,179    $     1,442,822
                                                         ===============    ===============    ===============    ===============

Cost for federal income tax purposes                     $   183,146,154    $    16,201,059    $     6,902,966
                                                         ===============    ===============    ===============

                                                                               SCIENCE AND        DEVELOPING
                                                             SMALL CAP         TECHNOLOGY           MARKETS
                                                              GROWTH             GROWTH             GROWTH
                                                               FUND               FUND               FUND
                                                         ---------------    ---------------    ---------------
Unrealized appreciation (depreciation) on investments:
            Gross unrealized appreciation                $    46,073,329    $     3,271,180    $     2,493,042
            Gross unrealized depreciation                    (10,815,209)        (1,661,994)          (439,691)
                                                         ---------------    ---------------    ---------------

Net unrealized appreciation (depreciation)               $    35,258,120    $     1,609,186    $     2,053,351
                                                         ===============    ===============    ===============


40
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                                                                              41

SIT MUTUAL FUNDS
DECEMBER 31, 2003
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS & LIABILITIES (Unaudited)

                                                            LARGE CAP          MID CAP
                                          BALANCED           GROWTH            GROWTH
ASSETS                                      FUND              FUND              FUND
                                      ---------------   ---------------   ---------------
Investments in securities, at
   identified cost                    $    16,940,642   $    57,237,079   $   156,408,471
                                      ===============   ===============   ===============

Investments in securities, at
   market value - see
   accompanying schedule for detail   $    17,274,659   $    62,094,211   $   189,633,650
Cash in bank on demand
   deposit                                         24           123,671            15,311
Receivables:
   Dividends and accrued interest              72,834            54,016            32,330
   Fund shares sold                            29,649           107,286            91,736
   Investment securities sold                 176,818           599,751         5,360,809
   Other receivables                               --            10,598                --
                                      ---------------   ---------------   ---------------

        Total assets                       17,553,984        62,989,533       195,133,836
                                      ---------------   ---------------   ---------------

LIABILITIES
Payables:
   Disbursements in excess of
     cash balances                                 --                --                --
   Investment securities purchased            156,357         1,069,093         2,451,072
   Fund shares redeemed                            --             1,970            84,668
   Accrued investment management
     and advisory services fee                 14,547            52,415           185,239
   Other payables                               6,156                --           147,215
                                      ---------------   ---------------   ---------------

        Total liabilities                     177,060         1,123,478         2,868,194
                                      ---------------   ---------------   ---------------

Net assets applicable to
   outstanding capital stock               17,376,924        61,866,055       192,265,642
                                      ===============   ===============   ===============

Capital Stock Par                     $         0.001   $         0.001   $         0.001

   Authorized shares                   10,000,000,000    10,000,000,000    10,000,000,000
   Outstanding shares                       1,298,416         2,048,096        20,333,204
                                      ===============   ===============   ===============

Net asset value per share of
   outstanding capital stock          $         13.38   $         30.21   $          9.46
                                      ===============   ===============   ===============

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
                                                                             SCIENCE AND        DEVELOPING
                                        INTERNATIONAL       SMALL CAP        TECHNOLOGY          MARKETS
                                           GROWTH            GROWTH            GROWTH            GROWTH
ASSETS                                      FUND              FUND              FUND              FUND
                                      ---------------   ---------------   ---------------   ---------------
Investments in securities, at
   identified cost                    $    55,955,474   $   183,146,154   $    16,201,059   $     6,902,966
                                      ===============   ===============   ===============   ===============

Investments in securities, at
   market value - see
   accompanying schedule for detail   $    57,398,296   $   218,404,274   $    17,810,245   $     8,956,317
Cash in bank on demand
   deposit                                      4,806            11,027             8,595            79,728
Receivables:
   Dividends and accrued interest              74,226            21,400             1,206            33,239
   Fund shares sold                            54,519           115,235            36,120            34,767
   Investment securities sold                 588,893         1,746,105           498,365                --
   Other receivables                               --            54,825                --             4,516
                                      ---------------   ---------------   ---------------   ---------------

        Total assets                       58,120,740       220,352,866        18,354,531         9,108,567
                                      ---------------   ---------------   ---------------   ---------------

LIABILITIES
Payables:
   Disbursements in excess of
     cash balances                                 --                --                --                --
   Investment securities purchased            137,705           752,499           274,873                --
   Fund shares redeemed                        89,301           123,285             5,387            15,534
   Accrued investment management
     and advisory services fee                 75,935           275,524            20,419            15,241
   Other payables                              30,751                --            19,636                --
                                      ---------------   ---------------   ---------------   ---------------

        Total liabilities                     333,692         1,151,308           320,315            30,775
                                      ---------------   ---------------   ---------------   ---------------

Net assets applicable to
   outstanding capital stock               57,787,048       219,201,558        18,034,216         9,077,792
                                      ===============   ===============   ===============   ===============

Capital Stock Par                     $         0.001   $         0.001   $         0.001   $         0.001

   Authorized shares                   10,000,000,000    10,000,000,000    10,000,000,000    10,000,000,000
   Outstanding shares                       5,160,760         8,758,229         1,904,485           879,492
                                      ===============   ===============   ===============   ===============

Net asset value per share of
   outstanding capital stock          $         11.20   $         25.03   $          9.47   $         10.32
                                      ===============   ===============   ===============   ===============

See accompanying notes to financial statements on page 49.

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SIT MUTUAL FUNDS
SIX MONTHS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                         LARGE CAP           MID CAP         INTERNATIONAL
                                                      BALANCED            GROWTH             GROWTH             GROWTH
                                                        FUND               FUND               FUND               FUND
                                                   ---------------    ---------------    ---------------    ---------------
INVESTMENT INCOME:
      INCOME:
          Dividends *                              $        77,021    $       315,293    $       356,194    $       372,066
          Interest                                         145,553              4,354             22,718              4,750
                                                   ---------------    ---------------    ---------------    ---------------
                  Total income                             222,574            319,647            378,912            376,816
                                                   ---------------    ---------------    ---------------    ---------------

      EXPENSES (NOTE 3):
          Investment management and
              advisory services fee                         82,835            305,097          1,142,180            494,736
              Less fees and expenses absorbed
                  by investment adviser                         --                 --            (91,374)           (93,599)
                                                   ---------------    ---------------    ---------------    ---------------

              Total net expenses                            82,835            305,097          1,050,806            401,137
                                                   ---------------    ---------------    ---------------    ---------------

              Net investment income (loss)                 139,739             14,550           (671,894)           (24,321)
                                                   ---------------    ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS :
          Net realized gain (loss)                        (176,715)          (239,174)         2,744,662         (1,328,722)
          Net change in unrealized appreciation
              (depreciation) on investments              1,437,931          7,246,811         26,397,096         11,368,003
          Realized gain (loss) on foreign
              currency transactions                             --                 --                 --              3,749
          Net change in unrealized appreciation
              (depreciation) on foreign currency
              transactions                                      --                 --                 --              2,929
                                                   ---------------    ---------------    ---------------    ---------------

              Net gain (loss) on investments             1,261,216          7,007,637         29,141,758         10,045,959
                                                   ---------------    ---------------    ---------------    ---------------

Net increase (decrease) in net assets
      resulting from operations                    $     1,400,955    $     7,022,187    $    28,469,864    $    10,021,638
                                                   ===============    ===============    ===============    ===============

----------------------

* Dividends are net of foreign withholding tax of $27,853 and $10,003 in the International Growth Fund and Developing Markets Growth Fund, respectively.

-----------------------------------------------------------------------[GRAPHIC]

                                                                  SCIENCE AND      DEVELOPING
                                                    SMALL CAP      TECHNOLOGY        MARKETS
                                                      GROWTH         GROWTH          GROWTH
                                                       FUND           FUND             FUND
                                                   ------------    ------------    ------------
INVESTMENT INCOME:
      INCOME:
          Dividends *                              $    347,768    $     10,701    $    104,069
          Interest                                       86,122           2,529           2,222
                                                   ------------    ------------    ------------
                  Total income                          433,890          13,230         106,291
                                                   ------------    ------------    ------------
      EXPENSES (NOTE 3):
          Investment management and
              advisory services fee                   1,552,316         127,290          93,184
              Less fees and expenses absorbed
                  by investment adviser                      --         (12,729)             --
                                                   ------------    ------------    ------------

              Total net expenses                      1,552,316         114,561          93,184
                                                   ------------    ------------    ------------

              Net investment income (loss)           (1,118,426)       (101,331)         13,107
                                                   ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS :
          Net realized gain (loss)                    3,325,059      (1,552,504)         74,485
          Net change in unrealized appreciation
              (depreciation) on investments          26,833,137       4,279,983       2,182,562
          Realized gain (loss) on foreign
              currency transactions                          --              --             273
          Net change in unrealized appreciation
              (depreciation) on foreign currency
              transactions                                   --              --             156
                                                   ------------    ------------    ------------

              Net gain (loss) on investments         30,158,196       2,727,479       2,257,476
                                                   ------------    ------------    ------------

Net increase (decrease) in net assets
      resulting from operations                    $ 29,039,770    $  2,626,148    $  2,270,583
                                                   ============    ============    ============

----------------------

* Dividends are net of foreign withholding tax of $27,853 and $10,003 in the International Growth Fund and Developing Markets Growth Fund, respectively.

See accompanying notes to financial statements on page 49.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                          BALANCED                      LARGE CAP
                                                                            FUND                       GROWTH FUND
                                                                ----------------------------   -----------------------------
                                                                SIX MONTHS                     SIX MONTHS
                                                                   ENDED                          ENDED
                                                                DECEMBER 31,     YEAR ENDED    DECEMBER 31,     YEAR ENDED
                                                                   2003           JUNE 30,         2003           JUNE 30,
                                                                (UNAUDITED)         2003        (UNAUDITED)         2003
                                                                ------------    ------------    ------------    ------------
Operations:
    Net investment income (loss)                                $    139,739    $    402,738    $     14,550    $     43,757
    Net realized gain (loss) on investments                         (176,715)     (1,647,606)       (239,174)     (6,536,986)
    Net change in unrealized appreciation
      (depreciation) on investments                                1,437,931       1,829,489       7,246,811       7,056,934
    Net realized gain (loss) on foreign currency transactions             --              --              --              --
    Net change in unrealized appreciation (depreciation) on
      foreign currency transactions                                       --              --              --              --
                                                                ------------    ------------    ------------    ------------

      Net increase (decrease) in net assets resulting from
         operations                                                1,400,955         584,621       7,022,187         563,705
                                                                ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                           (219,000)       (455,000)        (43,757)             --
    Net realized gains on investments                                     --              --              --              --
                                                                ------------    ------------    ------------    ------------

      Total distributions                                           (219,000)       (455,000)        (43,757)             --
                                                                ------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                                      1,188,038       4,198,470       3,359,693      10,694,474
    Reinvested distributions                                         217,252         450,934          42,592              --
    Payments for shares redeemed                                  (1,275,193)     (6,539,306)     (7,838,353)    (15,773,839)
                                                                ------------    ------------    ------------    ------------

      Increase (decrease) in net assets from
         capital share transactions                                  130,097      (1,889,902)     (4,436,068)     (5,079,365)
                                                                ------------    ------------    ------------    ------------

         Total increase (decrease) in net assets                   1,312,052      (1,760,281)      2,542,362      (4,515,660)
NET ASSETS
    Beginning of period                                           16,064,872      17,825,153      59,323,693      63,839,353
                                                                ------------    ------------    ------------    ------------
    End of period                                               $ 17,376,924    $ 16,064,872    $ 61,866,055    $ 59,323,693
                                                                ============    ============    ============    ============
NET ASSETS CONSIST OF:
    Capital (par value and paid-in surplus)                     $ 22,607,530    $ 22,477,433    $ 80,839,521    $ 85,275,589
    Undistributed (distributions in excess of) net
      investment income                                                1,477          80,738          14,550          43,757
    Accumulated net realized gain (loss) from
      security transactions and foreign
      currency transactions                                       (5,566,099)     (5,389,384)    (23,845,148)    (23,605,974)
    Unrealized appreciation (depreciation) on investments            334,016      (1,103,915)      4,857,132      (2,389,679)
    Unrealized appreciation (depreciation) on foreign
      currency transactions                                               --              --              --              --
                                                                ------------    ------------    ------------    ------------

                                                                $ 17,376,924    $ 16,064,872    $ 61,866,055    $ 59,323,693
                                                                ============    ============    ============    ============

CAPITAL TRANSACTIONS IN SHARES:
    Sold                                                              92,373         359,102         118,406         436,179
    Reinvested distributions                                          16,909          39,140           1,477              --
    Redeemed                                                         (99,628)       (559,312)       (275,541)       (650,676)
                                                                ------------    ------------    ------------    ------------

Net increase (decrease)                                                9,654        (161,070)       (155,658)       (214,497)
                                                                ============    ============    ============    ============

-----------------------------------------------------------------------[GRAPHIC]

                                                                         MID CAP                   INTERNATIONAL
                                                                       GROWTH FUND                   GROWTH FUND
                                                              ---------------------------   ----------------------------
                                                              SIX MONTHS                    SIX MONTHS
                                                                 ENDED                         ENDED
                                                               DECEMBER 31,  YEAR ENDED     DECEMBER 31,    YEAR ENDED
                                                                  2003         JUNE 30,         2003          JUNE 30,
                                                               (UNAUDITED)       2003        (UNAUDITED)        2003
                                                               ------------   ------------   ------------   ------------
Operations:
    Net investment income (loss)                               ($   671,894)  ($ 1,124,324)  ($    24,321)  $    420,128
    Net realized gain (loss) on investments                       2,744,662    (29,541,134)    (1,328,722)   (11,557,686)
    Net change in unrealized appreciation
      (depreciation) on investments                              26,397,096     31,743,942     11,368,003      4,260,724
    Net realized gain (loss) on foreign currency transactions            --             --          3,749          4,027
    Net change in unrealized appreciation (depreciation) on
      foreign currency transactions                                      --             --          2,929         (2,822)
                                                               ------------   ------------   ------------   ------------

      Net increase (decrease) in net assets resulting from
        operations                                               28,469,864      1,078,484     10,021,638     (6,875,629)
                                                               ------------   ------------   ------------   ------------
Distributions to shareholders from:
    Net investment income                                                --             --       (424,155)            --
    Net realized gains on investments                                    --             --             --             --
                                                               ------------   ------------   ------------   ------------

      Total distributions                                                --             --       (424,155)            --
                                                               ------------   ------------   ------------   ------------
Capital share transactions:
    Proceeds from shares sold                                    10,202,436     36,506,428     40,549,067    232,337,183
    Reinvested distributions                                             --             --        372,107             --
    Payments for shares redeemed                                (16,579,194)   (48,759,036)   (41,264,860)  (246,748,641)
                                                               ------------   ------------   ------------   ------------

      Increase (decrease) in net assets from
        capital share transactions                               (6,376,758)   (12,252,608)      (343,686)   (14,411,458)
                                                               ------------   ------------   ------------   ------------

        Total increase (decrease) in net assets                  22,093,106    (11,174,124)     9,253,797    (21,287,087)
Net assets
    Beginning of period                                         170,172,536    181,346,660     48,533,251     69,820,338
                                                               ------------   ------------   ------------   ------------
    End of period                                              $192,265,642   $170,172,536   $ 57,787,048   $ 48,533,251
                                                               ============   ============   ============   ============
Net assets consist of:
    Capital (par value and paid-in surplus)                    $222,647,644   $229,024,402   $ 92,031,929   $ 92,375,615
    Undistributed (distributions in excess of) net
      investment income                                            (671,894)            --        (24,321)       424,155
    Accumulated net realized gain (loss) from
      security transactions and foreign
      currency transactions                                     (62,935,287)   (65,679,949)   (35,667,167)   (34,342,194)
    Unrealized appreciation (depreciation) on investments        33,225,179      6,828,083      1,442,822     (9,925,181)
    Unrealized appreciation (depreciation) on foreign
      currency transactions                                              --             --          3,785            856
                                                               ------------   ------------   ------------   ------------

                                                               $192,265,642   $170,172,536   $ 57,787,048   $ 48,533,251
                                                               ============   ============   ============   ============

Capital transactions in shares:
    Sold                                                          1,158,188      5,098,620      4,206,726     26,277,940
    Reinvested distributions                                             --             --         34,907             --
    Redeemed                                                     (1,927,913)    (6,920,288)    (4,251,173)   (27,581,341)
                                                               ------------   ------------   ------------   ------------

Net increase (decrease)                                            (769,725)    (1,821,668)        (9,540)    (1,303,401)
                                                               ============   ============   ============   ============

                          [WIDE TABLE CONTINUED BELOW]

                       [WIDE TABLE CONTINUED FROM ABOVE]

                                                                          SMALL CAP
                                                                         GROWTH FUND
                                                               ---------------------------
                                                                 SIX MONTHS
                                                                   ENDED
                                                                DECEMBER 31,   YEAR ENDED
                                                                   2003         JUNE 30,
                                                                (UNAUDITED)       2003
                                                               ------------   ------------
Operations:
    Net investment income (loss)                               ($ 1,118,426)  ($ 1,567,958)
    Net realized gain (loss) on investments                       3,325,059    (24,258,198)
    Net change in unrealized appreciation
      (depreciation) on investments                              26,833,137     29,931,512
    Net realized gain (loss) on foreign currency transactions            --             --
    Net change in unrealized appreciation (depreciation) on
      foreign currency transactions                                      --             --
                                                               ------------   ------------

      Net increase (decrease) in net assets resulting from
        operations                                               29,039,770      4,105,356
                                                               ------------   ------------
Distributions to shareholders from:
    Net investment income                                                --             --
    Net realized gains on investments                                    --             --
                                                               ------------   ------------

      Total distributions                                                --             --
                                                               ------------   ------------
Capital share transactions:
    Proceeds from shares sold                                    32,299,285     59,140,518
    Reinvested distributions                                             --             --
    Payments for shares redeemed                                (25,049,217)   (61,017,722)
                                                               ------------   ------------

      Increase (decrease) in net assets from
        capital share transactions                                7,250,068     (1,877,204)
                                                               ------------   ------------

        Total increase (decrease) in net assets                  36,289,838      2,228,152
Net assets
    Beginning of period                                         182,911,720    180,683,568
                                                               ------------   ------------
    End of period                                              $219,201,558   $182,911,720
                                                               ============   ============
Net assets consist of:
    Capital (par value and paid-in surplus)                    $261,867,634   $254,617,566
    Undistributed (distributions in excess of) net
      investment income                                          (1,118,426)            --
    Accumulated net realized gain (loss) from
      security transactions and foreign
      currency transactions                                     (76,805,770)   (80,130,829)
    Unrealized appreciation (depreciation) on investments        35,258,120      8,424,983
    Unrealized appreciation (depreciation) on foreign
      currency transactions                                              --             --
                                                               ------------   ------------

                                                               $219,201,558   $182,911,720
                                                               ============   ============

Capital transactions in shares:
    Sold                                                          1,366,448      3,132,916
    Reinvested distributions                                             --             --
    Redeemed                                                     (1,059,937)    (3,260,004)
                                                               ------------   ------------

Net increase (decrease)                                             306,511       (127,088)
                                                               ============   ============

See accompanying notes to financial statements on page 49.
                                                                              47
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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                   SCIENCE AND
                                                                    TECHNOLOGY                 DEVELOPING MARKETS
                                                                    GROWTH FUND                    GROWTH FUND
                                                              ----------------------------  ----------------------------
                                                              SIX MONTHS                    SIX MONTHS
                                                                 ENDED                         ENDED
                                                               DECEMBER 31,     YEAR ENDED   DECEMBER 31,   YEAR ENDED
                                                                  2003           JUNE 30,       2003         JUNE 30,
                                                               (UNAUDITED)        2003       (UNAUDITED)       2003
                                                               ------------   ------------   ------------   ------------
Operations:
    Net investment income (loss)                               ($   101,331)  ($   133,456)  $     13,107   $     28,009
    Net realized gain (loss) on investments                      (1,552,504)    (5,718,058)        74,485       (692,664)
    Net change in unrealized appreciation
      (depreciation) on investments                               4,279,983      6,706,666      2,182,562        684,551
    Net realized gain (loss) on foreign currency transactions            --             --            273            (65)
    Net change in unrealized appreciation (depreciation) on
      foreign currency transactions                                      --             --            156             12
                                                               ------------   ------------   ------------   ------------

      Net increase (decrease) in net assets resulting from
        operations                                                2,626,148        855,152      2,270,583         19,843
                                                               ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                --             --        (49,000)            --
    Net realized gains on investments                                    --             --             --             --
                                                               ------------   ------------   ------------   ------------

      Total distributions                                                --             --        (49,000)            --
                                                               ------------   ------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                                     3,369,365      5,517,587      9,993,947     37,920,464
    Reinvested distributions                                             --             --         47,680             --
    Payments for shares redeemed                                 (3,160,970)    (5,190,596)   (11,762,688)   (40,613,325)
                                                               ------------   ------------   ------------   ------------

      Increase (decrease) in net assets from
        capital share transactions                                  208,395        326,991     (1,721,061)    (2,692,861)
                                                               ------------   ------------   ------------   ------------

        Total increase (decrease) in net assets                   2,834,543      1,182,143        500,522     (2,673,018)
NET ASSETS
    Beginning of period                                          15,199,673     14,017,530      8,577,270     11,250,288
                                                               ------------   ------------   ------------   ------------
    End of period                                              $ 18,034,216   $ 15,199,673   $  9,077,792   $  8,577,270
                                                               ============   ============   ============   ============
NET ASSETS CONSIST OF:
    Capital (par value and paid-in surplus)                    $ 38,495,874   $ 38,287,479   $ 10,524,055   $ 12,245,116
    Undistributed (distributions in excess of) net
      investment income                                            (101,331)            --         (7,949)        27,944
    Accumulated net realized gain (loss) from
      security transactions and foreign
      currency transactions                                     (21,969,513)   (20,417,009)    (3,491,825)    (3,566,583)
    Unrealized appreciation (depreciation) on investments         1,609,186     (2,670,797)     2,053,350       (129,212)
    Unrealized appreciation (depreciation) on foreign
      currency transactions                                              --             --            161              5
                                                               ------------   ------------   ------------   ------------

                                                               $ 18,034,216   $ 15,199,673   $  9,077,792   $  8,577,270
                                                               ============   ============   ============   ============

CAPITAL TRANSACTIONS IN SHARES:
    Sold                                                            380,501        772,939      1,131,337      5,153,943
    Reinvested distributions                                             --             --          4,895             --
    Redeemed                                                       (364,211)      (749,462)    (1,313,327)    (5,486,325)
                                                               ------------   ------------   ------------   ------------

Net increase (decrease)                                              16,290         23,477       (177,095)      (332,382)
                                                               ============   ============   ============   ============

See accompanying notes to financial statements on page 49.


48
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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Developing Markets Growth, Sit Small Cap Growth, Sit International Growth, Sit Balanced, and Sit Science and Technology Growth Funds are series funds of Sit Mutual Funds, Inc.

     This report covers the equity funds of the Sit Mutual Funds (the Funds). The investment objective for each Fund is as follows:

--------------------------------------------------------------------------------
        FUND                             INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
       Balanced                Long-term capital growth consistent with the
                               preservation of principal and to provide regular
                               income.
--------------------------------------------------------------------------------
 Large Cap Growth Fund, Inc.   Maximize long-term capital appreciation.
--------------------------------------------------------------------------------
  Mid Cap Growth Fund, Inc.    Maximize long-term capital appreciation.
--------------------------------------------------------------------------------
   International Growth        Maximize long-term growth.
--------------------------------------------------------------------------------
    Small Cap Growth           Maximize long-term capital appreciation.
--------------------------------------------------------------------------------
 Science and Technology        Maximize long-term capital appreciation.
     Growth Fund
--------------------------------------------------------------------------------
Developing Markets Growth      Maximize long-term capital appreciation.
--------------------------------------------------------------------------------

     Significant accounting policies followed by the Funds are summarized below:

     INVESTMENTS IN SECURITIES

     Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices are obtained from independent pricing services. Debt securities maturing more than 60 days are priced by an independent pricing service. When market quotations are not readily available, or securities cannot be valued by the pricing service, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors, which may include dealer supplied valuations. Debt securities maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

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SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

     ILLIQUID SECURITIES

     Each Fund currently limits investments in illiquid securities to 15% of net assets. At December 31, 2003, there were no securities held by the Funds deemed illiquid by the Adviser. Pursuant to the guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the limitation specified above.

     FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

     The market value of securities and other assets and liabilities denominated in foreign currencies for Developing Markets Growth Fund and International Growth Fund are translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

     The Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

     FEDERAL TAXES

     The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

     Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

-----------------------------------------------------------------------[GRAPHIC]


     As of June 30, 2003, for federal income tax purposes, some Funds have capital loss carryovers which, if not offset by subsequent capital gains, will begin to expire as follows:

                                     Loss Carryover     Expiration Year
                                     --------------     ---------------
     Balanced                         $  5,265,807            2010
     Large Cap Growth                   23,482,341            2010
     Mid Cap Growth                     65,362,463            2010
     International Growth               34,342,194            2009
     Small Cap Growth                   79,761,647            2010
     Science & Technology Growth        20,109,488            2010
     Developing Markets Growth           3,566,582            2007

     DISTRIBUTIONS

     Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced Fund and declared and paid annually for Science and Technology Growth, Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

     CONCENTRATION OF INVESTMENTS

     The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income it generates, as well as the Fund's ability to repatriate such amounts.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

-----------------------------------------------------------------------[GRAPHIC]

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(2)  INVESTMENT SECURITY TRANSACTIONS

     Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended December 31, 2003, were as follow:

                                              Purchases ($)       Proceeds ($)
                                              -------------       ------------
     Balanced Fund                               4,078,09          14,433,733
     Large Cap Growth Fund                      7,294,549          10,823,846
     Mid Cap Growth Fund                       61,033,988          68,958,933
     International Growth Fund                 13,817,966          14,203,927
     Small Cap Growth Fund                     57,720,859          45,051,186
     Science and Technology Growth Fund         5,408,526           5,477,533
     Developing Markets Growth Fund             1,136,344           2,472,928


(3)  EXPENSES

     INVESTMENT ADVISER

     The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds' assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                         Contractual        Net of Adviser's
                                       Management Fee     Voluntary Fee Waiver
                                       --------------     --------------------
     Balanced Fund                          1.00%                 1.00%
     Large Cap Growth Fund                  1.00%                 1.00%
     Mid Cap Growth Fund                    1.25%                 1.15%
     International Growth Fund              1.85%                 1.50%
     Small Cap Growth Fund                  1.50%                 1.50%
     Science and Technology Growth Fund     1.50%                 1.35%
     Developing Markets Growth Fund         2.00%                 2.00%

     SIA is obligated to pay all of the Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions and other transaction charges relating to investing activities).

     For the periods through December 31, 2004 the Adviser has agreed to limit the management fee of the Mid Cap Growth Fund, Science and Technology Growth Fund, and International Growth Fund to 1.15%, 1.35%, and 1.50% of the Fund's average daily net assets respectively.

-----------------------------------------------------------------------[GRAPHIC]


     The Funds invest in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund. The Funds owned the following shares as of December 31, 2003:

                                                       Shares
                                                       ------
     Balanced Fund                                    461,000
     Large Cap Growth Fund                            421,000
     Mid Cap Growth Fund                            6,036,000
     International Growth Fund                          1,000
     Small Cap Growth Fund                          3,808,000
     Science and Technology Growth Fund               172,000
     Developing Markets Growth Fund                    52,000

     INVESTMENT SUB-ADVISER

     SIA has entered into a sub-advisory arrangement with an affiliated international investment adviser, Sit/Kim International Investment Associates, Inc. ("SKI"). SKI provides investment research information and portfolio management service for the Developing Markets Growth Fund and International Growth Fund. Generally, as compensation for its services under the sub-advisory agreement, SIA pays SKI a monthly fee of 1/12 of .75% (.65% net of waiver for the International Growth Fund) on the first $100 million of each Fund's average daily net assets, 1/12 of .50% on the next $100 million of average daily net assets and 1/12 of .40% of average daily net assets in excess of $200 million. SKI has agreed to waive any fees under the agreement to the extent that cumulative out of pocket expenses of each Fund borne by SIA exceed the cumulative fees received by SIA pursuant to each Fund's investment management agreement. In accordance with the agreement, fees of $207,258 were paid or payable to SKI for the period ended December 31, 2003.

     TRANSACTIONS WITH AFFILIATES

     The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 2003:

                                                                 % Shares
                                             Shares             Outstanding
                                             ------             -----------
     Balanced Fund                            223,521              17.2
     Large Cap Growth Fund                    393,595              19.2
     Mid Cap Growth Fund                    2,898,674              14.3
     International Growth Fund                624,164              12.1
     Small Cap Growth Fund                    950,997              10.9
     Science and Technology Growth Fund       594,544              31.2
     Developing Markets Growth Fund           158,120              18.0

SIT BALANCED FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                         Six Months
                                                            Ended
                                                          December 31,                     Years Ended June 30,
                                                             2003          -----------------------------------------------------
                                                          (Unaudited)          2003          2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                    $    12.47       $    12.29    $    15.33    $    19.18    $    17.38
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (2)                                     .11              .29           .36           .46           .40
    Net realized and unrealized gains
       (losses) on investments                                    .97              .22         (3.01)        (3.51)         2.51
--------------------------------------------------------------------------------------------------------------------------------
Total from operations                                            1.08              .51         (2.65)        (3.05)         2.91
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                   (.17)            (.33)         (.38)         (.48)         (.37)
    From realized gains                                            --               --          (.01)         (.32)         (.74)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (.17)            (.33)         (.39)         (.80)        (1.11)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                          $    13.38       $    12.47    $    12.29    $    15.33    $    19.18
--------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                      8.73%            4.43%       (17.62%)      (16.39%)       17.28%
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                $   17,377       $   16,065    $   17,825    $   24,947    $   19,304

RATIOS:
    Expenses to average daily net assets                         1.00%(3)         1.00%         1.00%         1.00%         1.00%
    Net investment income to average daily net assets            1.69%(3)         2.54%         2.52%         2.89%         2.34%
Portfolio turnover rate (excluding short-term securities)       25.19%           48.86%        53.53%        63.32%        68.22%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) The net investment income (loss) per share is based on average shares outstanding for the period.

(3) Percentages for the period ended December 31, 2003 are adjusted to an annual rate.

SIT LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                           Six Months
                                                              Ended
                                                           December 31,                  Years Ended June 30,
                                                               2003           -----------------------------------------------
                                                            (Unaudited)         2003        2002         2001         2000
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                       $   26.92       $   26.40   $   38.99    $   63.66    $   52.84
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss) (2)                                .01             .02        (.08)        (.16)        (.18)
    Net realized and unrealized gains
      (losses) on investments                                      3.28             .50      (12.17)      (19.48)       14.41
-----------------------------------------------------------------------------------------------------------------------------
Total from operations                                              3.29             .52      (12.25)      (19.64)       14.23
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                     (.02)             --          --           --           --
    From realized gains                                              --              --        (.34)       (5.03)       (3.41)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (.02)             --        (.34)       (5.03)       (3.41)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                             $   30.21       $   26.92   $   26.40    $   38.99    $   63.66
-----------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                       12.30%           1.97%     (31.63%)     (32.92%)      27.75%
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                   $  61,866       $  59,324   $  63,839    $ 122,829    $ 172,400

RATIOS:
    Expenses to average daily net assets                           1.00%(3)        1.00%       1.00%        1.00%        1.00%
    Net investment income (loss) to average daily net assets       0.05%(3)        0.08%      (0.25%)      (0.33%)      (0.31%)
Portfolio turnover rate (excluding short-term securities)         12.27%          33.40%      34.74%       45.26%       48.95%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) The net investment income (loss) per share is based on average shares outstanding for the period.

(3) Percentages for the period ended December 31, 2003 are adjusted to an annual rate.

See accompanying notes to financial statements on page 49.

SIT MID CAP GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                            Six Months
                                                               Ended
                                                           December 31,                   Years Ended June 30,
                                                               2003         ---------------------------------------------------
                                                             (Unaudited)      2003          2002          2001          2000
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                       $   8.06      $   7.91      $  12.37      $  23.57       $  14.54
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss) (3)                              (.03)         (.05)         (.07)         (.08)          (.12)
    Net realized and unrealized gains
      (losses) on investments                                     1.43           .20         (4.16)        (7.05)         10.38
-------------------------------------------------------------------------------------------------------------------------------
Total from operations                                             1.40           .15         (4.23)        (7.13)         10.26
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                      --            --            --            --             --
    From realized gains                                             --            --          (.23)        (4.07)         (1.23)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 --            --          (.23)        (4.07)         (1.23)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                             $   9.46      $   8.06      $   7.91      $  12.37       $  23.57
-------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                      17.37%         1.90%       (34.66%)      (35.21%)        73.01%
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                   $192,266      $170,173      $181,347      $360,037       $566,639

RATIOS:
    Expenses to average daily net assets                          1.15%(2)      1.15%(2)      1.15%(2)      1.06%(2)       1.00%(2)
    Net investment income (loss) to average daily net assets     (0.73%)(2)    (0.73%)(2)    (0.79%)(2)    (0.49%)(2)     (0.58%)(2)
Portfolio turnover rate (excluding short-term securities)        40.60%        53.19%        60.88%        56.21%         62.21%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 2003 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the period ended December 31, 2003, and the years ended June 30, 2003, 2002, 2001, and 2000, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (0.83%), (0.83%), (0.89%), (0.68%), and
     (0.83%), respectively.

(3) The net investment income (loss) per share is based on average shares outstanding for the period.

SIT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                            Six Months
                                                              Ended
                                                           December 31,                 Years Ended June 30,
                                                               2003        --------------------------------------------------
                                                            (Unaudited)      2003         2002          2001          2000
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                      $   9.39      $  10.79      $  14.61      $  23.58      $  18.77
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss) (3)                              .00           .07          (.03)         (.03)         (.04)
    Net realized and unrealized gains
      (losses) on investments                                    1.89         (1.47)        (3.79)        (8.42)         6.36
-----------------------------------------------------------------------------------------------------------------------------
Total from operations                                            1.89         (1.40)        (3.82)        (8.45)         6.32
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                   (.08)           --            --            --          (.23)
    From realized gains                                            --            --            --          (.52)        (1.28)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (.08)           --            --          (.52)        (1.51)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                            $  11.20      $   9.39      $  10.79      $  14.61      $  23.58
-----------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     20.20%       (12.97%)      (26.15%)      (36.43%)       33.38%
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $ 57,787      $ 48,533      $ 69,820      $123,085      $167,909

RATIOS:
    Expenses to average daily net assets                         1.50%(2)      1.50%(2)      1.50%(2)      1.50%(2)      1.50%(2)
    Net investment income (loss) to average daily net assets    (0.09%)(2)     0.81%(2)     (0.22%)(2)    (0.20%)(2)    (0.40%)(2)
Portfolio turnover rate (excluding short-term securities)       26.59%        21.02%        25.78%        25.22%        30.61%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 2003 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.85% of average daily net assets. However, during the period ended December 31, 2003 and the years ended June 30, 2003, 2002, 2001, and 2000, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.85% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (.44%), 0.46%, (0.57%), (0.55%), and (0.75%), respectively.

(3) The net investment income (loss) per share is based on average shares outstanding for the period.

See accompanying notes to financial statements on page 49.

SIT SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                           Six Months
                                                              Ended
                                                          December 31,                 Years Ended June 30,
                                                               2003         ---------------------------------------------
                                                            (Unaudited)       2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                      $   21.64      $   21.06   $   28.99   $   41.35   $   18.28
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss) (2)                              (.13)          (.18)       (.24)       (.13)       (.18)
    Net realized and unrealized gains
       (losses) on investments                                    3.52            .76       (7.65)     (11.65)      23.25
-------------------------------------------------------------------------------------------------------------------------
Total from operations                                             3.39            .58       (7.89)     (11.78)      23.07
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From realized gains                                             --             --        (.04)       (.58)         --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 --             --        (.04)       (.58)         --
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                            $   25.03      $   21.64   $   21.06   $   28.99   $   41.35
-------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                      15.67%          2.75%     (27.24%)    (28.79%)    126.20%
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $ 219,202      $ 182,912   $ 180,684   $ 227,888   $ 190,630

RATIOS:
    Expenses to average daily net assets                          1.50%(3)       1.50%       1.50%       1.50%       1.50%
    Net investment income (loss) to average daily net assets     (1.08%)(3)     (1.00%)     (0.99%)     (0.41%)     (0.83%)
Portfolio turnover rate (excluding short-term securities)        23.22%         59.98%      65.25%      39.91%      39.31%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) The net investment income (loss) per share is based on average shares outstanding for the period.

(3) Percentages for the period ended December 31, 2003 are adjusted to an annual rate.

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                          Six Months
                                                             Ended
                                                          December 31,                     Years Ended June 30,
                                                             2003        ------------------------------------------------------
                                                         (Unaudited)       2003            2002           2001           2000
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                   $    8.05      $    7.52      $   15.23      $   33.38      $   15.23
-------------------------------------------------------------------------------------------------------------------------------
Operations:
    Net investment income (loss) (3)                           (.05)          (.07)          (.12)          (.19)          (.17)
    Net realized and unrealized gains
       (losses) on investments                                 1.47            .60          (7.58)        (17.10)         18.32
-------------------------------------------------------------------------------------------------------------------------------
Total from operations                                          1.42            .53          (7.70)        (17.29)         18.15
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                   --             --             --             --             --
    From realized gains                                          --             --           (.01)          (.86)            --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              --             --           (.01)          (.86)            --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                         $    9.47      $    8.05      $    7.52      $   15.23      $   33.38
-------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                   17.64%          7.05%        (50.57%)       (52.96%)       119.17%
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)               $  18,034      $  15,200      $  14,018      $  30,453      $  46,173

RATIOS:
    Expenses to average daily net assets                       1.35%(2)       1.35%(2)       1.35%(2)       1.29%(2)       1.25%(2)
    Net investment income (loss) to average net assets        (1.19%)(2)     (1.05%)(2)     (1.06%)(2)     (0.94%)(2)     (0.86%)(2)
Portfolio turnover rate (excluding short-term securities)     33.01%         49.67%         76.78%         34.59%         29.60%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 2003 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.50% of average daily net assets. However, during the period ended December 31, 2003 and the years ended June 30, 2003, 2002, 2001, and 2000, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.50% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (1.34%), (1.20%), (1.21%), (1.15%), and
     (1.11%), respectively.

(3) The net investment income (loss) per share is based on average shares outstanding for the period.

See accompanying notes to financial statements on page 49.

SIT DEVELOPING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                          Six Months
                                                            Ended
                                                         December 31,                  Years Ended June 30,
                                                             2003          ---------------------------------------------
                                                           (Unaudited)        2003       2002        2001       2000
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                      $    8.12      $    8.10  $    9.17   $   13.43   $    9.98
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss) (2)                               .01            .02       (.02)         --        (.06)
    Net realized and unrealized gains
       (losses) on investments                                    2.19             --      (1.05)      (4.26)       3.51
------------------------------------------------------------------------------------------------------------------------
Total from operations                                             2.20            .02      (1.07)      (4.26)       3.45
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                    (.05)            --         --          --          --
    From realized gains                                             --             --         --          --          --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 --             --         --          --          --
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                            $   10.32      $    8.12  $    8.10   $    9.17   $   13.43
------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                      27.81%          0.25%    (11.66%)    (31.72%)     34.57%
------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $   9,078      $   8,577  $  11,250   $  13,877   $  14,676

RATIOS:
    Expenses to average daily net assets                          2.00%(3)       2.00%      2.00%       2.00%       2.00%
    Net investment income (loss) to average daily net assets      0.28%(3)       0.31%     (0.20%)      0.02%      (0.55%)
Portfolio turnover rate (excluding short-term securities)        12.93%          6.61%     25.40%      21.87%      48.39%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) The net investment income (loss) per share is based on average shares outstanding for the period.

(3) Percentages for the period ended December 31, 2003 are adjusted to an annual rate.

See accompanying notes to financial statements on page 49.

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This page has been left blank intentionally.

RESULTS OF SHAREHOLDER MEETING
--------------------------------------------------------------------------------

The annual meeting of the shareholders of the Funds was held on October 20, 2003. Directors elected by the shareholders were as follows: Eugene C. Sit, William E. Frenzel, John E. Hulse, Sidney L. Jones, Bruce C. Lueck, and Donald
W. Phillips. The matters voted on by the shareholders of record as of August 21, 2003 and results of the shareholders' vote at the October 20, 2003 meeting were as follows:

PROPOSAL ONE:  ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

                     SIT            JONES           FRENZEL          LUECK
                     ---            -----           -------          -----

SMALL CAP GROWTH
  For              6,972,042.277   7,051,201.822   6,962,702.858   7,055,937.425
  Against            176,580.979      97,421.434     185,920.398      92,685.831
  Abstain                  0.000           0.000           0.000           0.000

MID CAP GROWTH
  For             12,369,997.310  12,648,439.426  12,369,114.289  12,656,333.821
  Against            467,278.469     188,836.353     468,161.490     180,941.958
  Abstain                  0.000           0.000           0.000           0.000

LARGE CAP GROWTH
  For              1,395,078.700   1,436,697.097   1,394,906.766   1,436,379.684
  Against             47,921.157       6,302.760      48,093.091       6,620.173
  Abstain                  0.000           0.000           0.000           0.000

SCIENCE & TECHNOLOGY
  For              1,270,884.211   1,268,488.551   1,268,619.034   1,270,401.035
  Against              7,496.934       9,892.594       9,762.111       7,980.111
  Abstain                  0.000           0.000           0.000           0.000

INTERNATIONAL GROWTH
  For              2,452,260.729   2,600,125.301   2,451,686.251   2,601,126.763
  Against            162,026.923      14,162.351     162,601.401      13,160.889
  Abstain                  0.000           0.000           0.000           0.000

DEVELOPING MARKETS
  For                818,094.798     819,344.397     819,121.725     822,878.075
  Against             17,993.259      16,743.660      16,966.332      13,209.982
  Abstain                  0.000           0.000           0.000           0.000

BALANCED
  For                925,909.665     922,900.279     921,219.903     927,685.565
  Against              8,509.299      11,518.685      13,199.061       6,733.399
  Abstain                  0.000           0.000           0.000           0.000

-----------------------------------------------------------------------[GRAPHIC]


                                       PROPOSAL TWO: RATIFY KPMG LLP AS THE
                                       FUNDS' AUDITORS
------------------------------         --------------------------------------
      HULSE         PHILLIPS

                                       SMALL CAP GROWTH
 7,053,277.679    7,055,886.078          For                    7,032,032.295
    95,345.577       92,737.178          Against                   69,949.604
         0.000            0.000          Abstain                   46,641.357

                                       MID CAP GROWTH
12,662,206.201   12,643,874.141          For                   12,653,041.101
   175,069.578      193,401.638          Against                   70,586.220
         0.000            0.000          Abstain                  113,648.458

                                       LARGE CAP GROWTH
 1,436,697.097    1,436,379.684          For                    1,433,671.930
     6,302.760        6,620.173          Against                    6,988.677
         0.000            0.000          Abstain                    2,339.250

                                       SCIENCE & TECHNOLOGY
 1,268,916.034    1,270,319.035          For                    1,269,412.583
     9,465.111        8,062.110          Against                    7,064.920
         0.000            0.000          Abstain                    1,903.642

                                       INTERNATIONAL GROWTH
 2,600,125.301    2,601,126.763          For                    2,599,313.567
    14,162.351       13,160.889          Against                    9,567.266
         0.000            0.000          Abstain                    5,406.819

                                       DEVELOPING MARKETS
   819,344.394      820,597.772          For                      827,173.475
    16,743.660       15,490.285          Against                    3,674.268
         0.000            0.000          Abstain                    5,240.314

                                       BALANCED
   927,685.565      927,685.565          For                      928,071.985
     6,733.399        6,733.399          Against                      155.083
         0.000            0.000          Abstain                    6,191.896

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
A LOOK AT SIT MUTUAL FUNDS


     Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately
$6.3 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds are comprised of twelve NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees and no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Sit Mutual Funds offer:
          * Free telephone exchange
          * Dollar-cost averaging through an automatic investment plan
          * Electronic transfer for purchases and redemptions
          * Free checkwriting privileges on bond funds
          * Retirement accounts including IRAs and 401(k) plans

                               SIT FAMILY OF FUNDS


                                     [GRAPH]


STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION       APPRECIATION
                                         AND INCOME


MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME                        SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                  TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                              GROWTH

SEMI-ANNUAL REPORT STOCK FUNDS

Six Months Ended December 31, 2003

INVESTMENT ADVISER                        AUDITORS

Sit Investment Associates, Inc.           KPMG LLP
90 South Seventh Street, Suite 4600       90 South Seventh Street, Suite 4200
Minneapolis, MN 55402                     Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580
                                          LEGAL COUNSEL

DISTRIBUTOR                               Dorsey & Whitney LLP
                                          50 South Sixth Street, Suite 1500
SIA Securities Corp.                      Minneapolis, MN 55402
90 South Seventh Street, Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)                 INVESTMENT SUB-ADVISER
800-332-5580
                                          (Developing Markets Growth Fund and
CUSTODIAN                                 International Growth Fund)
                                          Sit/Kim International Associates, Inc.
The Northern Trust Company                90 South Seventh Street, Suite 4600
50 South LaSalle Street                   Minneapolis, MN 55402
Chicago, IL 60675                         612-334-5888 (Metro Area)
                                          800-332-5580

TRANSFER AGENT AND
DISBURSING AGENT

PFPC Inc.
P.O. BOX 5166
Westboro, MA 01581-5166



                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                    SIT MUTUAL FUNDS

Item 2:  Code of Ethics. Not applicable to Semi-Annual Report.

Item 3:  Audit Committee Financial Expert. Not applicable to Semi-Annual Report.

Item 4: Principal Accountant Fees and Services - Not applicable to this Semi-Annual Report

Item 5: Audit Committee of Listed Registrants. Not applicable to Semi-Annual Report.

Item 6:  Reserved.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         -  Not applicable

Item 8:  Reserved.

Item 9:  Submission of Matters to a Vote of Security Holders.

         -  Not applicable

Item 10: Controls and Procedures -

(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits:

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable to Semi-Annual Report.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2). Attached hereto as part of EX-99.CERT.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act. Attached hereto as part of Ex-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIT MUTUAL FUNDS, INC.
----------------------


By (Signature and Title)* /s/ Paul E. Rasmussen
                          ----------------------------
                              Paul E. Rasmussen
                              Vice President Treasurer
Date February 25, 2004
     -----------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIT MUTUAL FUNDS, INC.

By (Signature and Title)* /s/ Eugene C. Sit
                          -----------------
                              Eugene C. Sit
                              Chairman

Date February 25, 2004
     -----------------

Item 2:  Code of Ethics. Not applicable to Semi-Annual Report.

Item 3:  Audit Committee Financial Expert. Not applicable to Semi-Annual Report.

Item 4: Principal Accountant Fees and Services - Not applicable to this Semi-Annual Report

Item 5: Audit Committee of Listed Registrants. Not applicable to Semi-Annual Report.

Item 6:  Reserved.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         -  Not applicable

Item 8:  Reserved.

Item 9:  Submission of Matters to a Vote of Security Holders.

         -  Not applicable

Item 10: Controls and Procedures -

(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits:

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable to Semi-Annual Report.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2). Attached hereto as part of EX-99.CERT.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act. Attached hereto as part of Ex-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIT Large Cap Growth Fund, INC.
-------------------------------

By (Signature and Title)* /s/ Paul E. Rasmussen
                          ----------------------------
                              Paul E. Rasmussen
                              Vice President Treasurer
Date February 25, 2004
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIT Large Cap Growth Fund, INC.

By (Signature and Title)* /s/ Eugene C. Sit
                          ------------------------
                              Eugene C. Sit
                              Chairman

Date February 25, 2004
     ---------------------------------------------

Item 2:  Code of Ethics. Not applicable to Semi-Annual Report.

Item 3:  Audit Committee Financial Expert. Not applicable to Semi-Annual Report.

Item 4: Principal Accountant Fees and Services - Not applicable to this Semi-Annual Report

Item 5: Audit Committee of Listed Registrants. Not applicable to Semi-Annual Report.

Item 6:  Reserved.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         - Not applicable

Item 8:  Reserved.

Item 9:  Submission of Matters to a Vote of Security Holders.

         -  Not applicable

Item 10: Controls and Procedures -

(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits:

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable to Semi-Annual Report.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2). Attached hereto as part of EX-99.CERT.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act. Attached hereto as part of Ex-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIT Mid Cap Growth Fund, INC.
-----------------------------

By (Signature and Title)* /s/ Paul E. Rasmussen
                          ----------------------------
                              Paul E. Rasmussen
                              Vice President Treasurer
Date February 25, 2004
     -----------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIT Mid Cap Growth Fund, INC.

By (Signature and Title)* /s/ Eugene C. Sit
                          -----------------
                              Eugene C. Sit
                              Chairman

Date February 25, 2004
     -----------------